Exhibit 10.23

Letter Contract

SPACEHAB, Inc.	Date: February 18, 2004
12130 Highway 3, Bldg. 1
Webster, TX 77598	Prime Contract No.: NNJ04AA03C

Subject:	LOCKHEED MARTIN CORPORATION-(Integrated Systems) Letter Contract No. GF80726B11

1.	Authorization is hereby given to proceed with the work against the subject letter contract, as follows:

Deliveries listed in Attachment A in accordance with Commercial Carrier Services Statement of Work (Appendix 1 of proposal For SPACEHAB Module and ICC Services dated January 2004)

2.	The target definitization date for the letter contract is June 15, 2004.

3.	Reserved

4.	This letter contract is incrementally funded. Lockheed Martin’s limitation of obligation to pay under this authorization is $8,501,136.00. The funds are expected to be adequate for performance of the Work until June 15, 2004.

5.	Payment Terms are: Net 45 days.

6.	Lockheed Martin anticipates executing a Firm Fixed Price type subcontract. Contractual provisions applicable to this authorization are incorporated by reference, as follows:

A.	General Provisions:

i.	Lockheed Martin CORPDOC Nos. 2 and 2B, dated October 2003 and Supplement C dated November 2002.

ii.	Terminations. If this authorization is terminated for any reason before executing the definitive contract, the termination will be accomplished according to the ‘Termination’ clause of the CORPDOC incorporated above. A definitive contract will be issued for the work accomplished up to the point of termination.

iii.	The terms and conditions incorporated by subparagraph 6 A (i) include self-certification statements including but not limited to Certification Regarding Debarment, Suspension, Proposed Debarment and Other Responsibility Matters, Previous Contracts and Compliance Reports, and Affirmative Action Compliance. SPACEHAB has previously acknowledged receipt and affirmative acceptance of the self-certification requirements.

B.	Special Provisions:

i.	TBD

7.	SPACEHAB and Lockheed Martin agree to continue to negotiate in good faith to establish a subcontract for Commercial Carrier Services. SPACEHAB understands and agrees that the payment schedule is provisional and subject to change as a result of contract definitization and payments made under the letter contract may be adjusted after subcontract definitization to conform to the terms of the subcontract. If SPACEHAB and Lockheed Martin, negotiating in good faith, fail to reach agreement on terms and conditions of a definitive subcontract, this letter contract will be terminated in accordance with the provisions of Paragraph 6. Issuance of the definitive subcontract is also subject to written consent from NASA.

8.	This is a rated contract certified for National Defense. The Subcontractor is required to follow all provisions of the Defense Priorities and Allocations System (DPAS) regulations (15 CFR 700). The rating on this order is DO-C9.

9.	This authorization is subject to your prompt acceptance. Please return a signed copy by FAX no later than February 23, 2004, confirming your acceptance of the contents herein and acknowledging that the effort authorized has been initiated.

SPACEHAB, INC.		LOCKHEED MARTIN CORPORATION

By:	/s/ KATHY WHITAKER	By:	/s/ Illegible
Title:	Director, Business Management	Title:	Director of Material

Date:	2/20/04	Date:	February 19, 2004

Letter Contract No. GF80726B11

Attachment A

For Mission ULF1.1, with an assumed launch date of Nov 2004, these are the mission milestones and deliverables and payment schedule authorized under the letter contract. All work shall be performed in accordance with the proposed Statement of Work for Commercial Carrier Services (Appendix 1 of SPACEHAB proposal dated January 2004)

Mission ULF1.1	Feb	Mar	Apr	May
ICC ASSET SERVICE	300,000	300,000	300,000	300,000
ICC I&O	169,432	0	0	345,432
ICC TOTAL	469,432	300,000	300,000	645,432
Mission Performance Analysis (DR 4)
Mission Performance Analysis Baseline				05/19/04
Carrier Integration Plan (CIP)
CIP Annex 5 Input		03/20/04
CIP Annex 8 Initial Input		03/20/04
CIP Annex 9 (OMRS) Input - Generic	02/19/04
Flight Safety (PSRP) - (DR 7)
Phase 0/I Flight Safety Data Package Submittal	02/19/04
Ground Safety (DR 7)
Phase 0/I Ground Safety Data Package Submittal	02/19/04
Loads Analysis
Structural Math Model delivery			04/19/04
Thermal Analysis
Thermal Model and Report Delivery	02/19/04
Mission Training (DR 2)
Mission Training Plan	02/19/04
Payload ICA Baseline (DR 6)
Complex ICD	02/19/04
Simple ICD

Letter Contract No. GF80726B11

Attachment A

For Mission 12A.1, with an assumed launch date of Apr 2005, these are the mission milestones and deliverables and payment schedule authorized under the letter contract. All work shall be performed in accordance with the proposed Statement of Work for Commercial Carrier Services (Appendix 1 of SPACEHAB proposal dated January 2004)

Mission 12A.1	Feb	Mar	Apr	May
ICC ASSET SERVICE	0	0	0	0
ICC I&O		0	361,834	0
ICC TOTAL	0	0	361,834	0
LSM ASSET SERVICE	1,132,000	1,132,000	1,132,000	1,132,000
LSM ASSET TRANSITION	200,000	200,000	200,000	100,000
LSM I&O	0	0	1,196,438	0
LSM I&O TRANSITION	0	0	0	0
LSM TOTAL	1,332,000	1,332,000	2,528,438	1,232,000
MISSION TOTAL	$1,332,000	$1,332,000	$2,890,272	$1,232,000
ICD-A
ICD-A Inputs			04/20/04
Data Interface and Requirements Transfer
Initial Baseline		03/21/04
MRAD (DR 14)
Initial Baseline			04/20/04
Carrier Integration Plan (CIP)
CIP Addendum Initial Input			04/20/04
CIP Addendum Baseline				05/20/04
CIP Annex 1 Initial Input				05/20/04
CIP Annex 2 Part 1 Initial Input				05/20/04
CIP Annex 4 Initial Input			04/20/04
Loads Analysis
Design Loads Report				05/20/04

February 24,2005

Results of Meeting with Gary Moeller, LM Sr. Subcontract Adminis________

SPACEHAB EXCEPTIONS TO:

COMMERCIAL CARRIER SERVICES SUBCONTRACT

D.2 NFS 1852.211-70 Packaging, Handling and Transportation (2000)

Please define the applicability of this clause to SHI’s Commercial Carrier Services subcontract.

Final Agreement: This clause does not appear to significantly impact SHI. SHI accepts.

E.3 Inspection and Acceptance

Please define the applicability of this clause to SHI’s Commercial Carrier Services subcontract. SHI defines the applicability as contract deliverables as incorporated in the deliverables list in the final negotiated subcontract.

Final Agreement: LM confirmed that this clause is applicable only to contract deliverables as defined in the contract. LM will inspect final product at KSC, in deemed necessary by LM/NASA.

F.1 - 52.242-15 Stop Work Order and Alternate 1.

Alternate 1 is applicable to Cost Reimburseable contracts

Final Agreement: LM will change to reflect Fixed Price Contract

F.5 Period of Performance

Please change the period of performance from February 19, 2004 through June 30, 2006 to February 1, 2004 through August 31, 2006.

Although our letter subcontract was not issued until February 19th, SHI was performing effort beginning February 1st for the contracted missions under LM, not NASA. The expiration date should reflect return plus 2 months as SHI proposed 2 months of close out costs following the last mission.

Final Agreement: LM will change Period of Performance wording to state “in accordance with contract schedule”.

G.5 Technical Direction

Please change subcontractor notice from 3 days to 10 days.

Final Agreement: LM will change to 4 days because they have a 5 day contract requirement.

G.15 Work Eligibility

Please revise this clause as follows:

All subcontractor personnel performing under this subcontract within the United States shall be U.S. Citizens....

SHI’s contract with EADS includes tasking that is performed in Brehman.

Final Agreement: LM will incorporate “within the United States” in the clause. LM will add a reference to export provisions in the subcontract to clarify and emphasize that compliance to law for export of technical data is required (this is the intent and does not change the meaning.)

H.19 Associate Contractor Agreement for ISS Operations and Utilization Activities

Please define the scope of this clause. SHI did not propose costs to support activities associated with this clause.

Final Agreement: LM to change H. 19 B to state: “The subcontractor agrees to provide reasonable support to Buyer to implement the stated objectives.”

H.26 Additional Export Control Requirements

Please delete this clause from our subcontract

Final Agreement: SHI accepts clause because it is a mandatory flow down and because SHI does not believe this has a significant impact on SHI business processes.

1.2 Modifications of incorporated terms and conditions

SHI does not accept the incorporation of 52.222-41 Service Contract Act of 1965, as Amended (May 1989), into the Lockheed CORPDOC2 Terms and Conditions.

Final Agreement: LM agrees to remove clause because by statute the act applies to contracts, the principle purpose of which is to furnish services in the US through the use of service employees - LM believes the principle purpose of our subcontract is to furnish carrier and related hardware.

LOCKHEED MARTIN’S SUPPLEMENT -C

6. Publicity, Promotion or Advertising. SPACEHAB is bound by law to quickly disclose material events that require SEC disclosure and this may not fit within your approval schedule Please revise. Please modify the language to say “without prior notification” for those activities that are considered “material events”. The advertising and media items can still say “without prior consent.”

Final Agreement: LM agrees to incorporate wording “except as bound by law” in this clause.

8. Additional Subcontracting.

Please delete. SFS has on-going subcontracts that will be performing work for the CMC contract. SHI will disclose all proposed subcontractors and subcontractor cost in its proposals to contract change orders. SHI will not seek approval for material vendors associated with its module or SPPF operations.

Final Agreement: LM agrees to remove clause because this is not a mandatory requirement for fixed price contracts.

10. Payments, Taxes, and Duties:

Please revise this clause to reflect the months LM will pay SHI net 30. Also, please delete (a) ii, as SHI has no control over when the Buyer will enter the invoice into LM’s accounts payable system.

Final Agreement: LM cannot revise terms and conditions of this clause because it is applicable to all LM business units.

LOCKHEED MARTN CORPORATION – CORPDOC 2: General Provisions and FAR flowdown provisions for subcontracts for Commercial Items Under a U.S. Government Prime Contract

Section I. General Provisions:

5. SHI requests that this term be amended to reflect the interfaces to be negotiated in the SPACEHAB subcontract.

Final Agreement: LM will reference DIRT in this clause.

7. DEFAULT: SHI requests that this clause be amended as follows:

a. – Extend cure term to 30 days.

Final Agreement: LM will extend cure term to 30 days.

b. – Remove the 2nd sentence of this clause.

Final Agreement: LM will modify the clause from “terminated portions of this contract” to “terminated deliverables under this contract”. This applies to the documents that must be turned over to LM in case of SHI default.

18. SHI requests that this clause be removed in its entirety and substituted with the following terms that were incorporated in our subcontract with the Boeing Company:

ACCEPTANCE

Buyer shall accept the Services or give Seller written notice of rejection within 45 days after delivery, unless otherwise stated in the purchase order, notwithstanding any payment or prior test or inspection. No inspection, test, delay or failure to inspect or test or failure to discover any defect or other nonconformance shall relieve Seller of any of its obligations under this contract or impair any rights or remedies of Buyer or Buyer’s customers.

REJECTION

a. If Seller delivers nonconforming Services, Buyer may require Seller to promptly correct or replace the nonconforming Services.

b. Seller shall not redeliver corrected or rejected Services without disclosing the former rejection or requirement for correction. Seller shall disclose any corrective action taken. All repair, replacement and other correction and redelivery shall be completed within the original delivery schedule or such later time as Buyer may reasonably direct.

Final Agreement: LM will leave clause as is but add “The parties agree to negotiate in good faith to establish a supplemental agreement to define the scope of the inspections.”. The Supplemental Agreement will define the scope of inspection and acceptance as it pertains to SHI processes, release of information and use of SHI facilities and provision of administrative support.”

20. SHI requests that 20.b be removed in its entirety.

Final Agreement: LM will remove 20.b

32. SHI requests that 32.a.1. be amended as follows:

- Lockheed Martin may terminate this part or all of this Contract for its convenience by giving written notice to Seller, provided that the part(s) terminated were terminated by the Government in Lockheed Martin’s prime contract.

Final Agreement: LM will incorporate requested wording

33. SHI from time to time delivers its products early. Please define the process of seeking approval for early delivery.

Section II: FAR Flowdown Provisions

SHI is a small business providing a commercial service. Therefore all clauses incorporated in the contract are to be interpreted using these assumptions. The following changes are requested removed/modified for this reason.

F. 1.

(a) Change to 52.215-20 Alt IV

(b) Change to 52.215-21 Alt IV

Final Agreement: These cost and pricing clauses are mandatory flow downs. However, SHI was exempt from 52.215.20 because our service was determined to be a commercial service by DCAA. 52.215-21 applies to contract change orders and SHI will have to apply for exemption for changes unless a separate contract is entered into with LM for change orders, i.e. GSA/Commercial PO.

LOCKHEED MARTIN CORPORATION – CORPDOC 2B: NASA Flowdown Provisions for Subcontract/Purchase Orders for Commercial Items under a U.S. Government Prime Contract:

SHI is a small business providing a commercial service. Therefore all clauses incorporated in the contract are to be interpreted using these assumptions. The following changes are requested removed/modified for this reason.

F. 1.

(a) Change clause from 52.227-14 to 52.227-14 Alt II.: Section C. Notes – does not apply to this clause.

Final Agreement: LM agrees to changes.

Add: 52.227-11 – Section C. Notes - does not apply to this clause.

Final Agreement: LM agrees to add 52.227-11, and stated that Section C does not apply to these clause types.

G. 1

(f) 18-52.227-14 (Remove applicability of Section C Note 5)

Final Agreement: SHI accepts clause and LM stated that Section C does not apply to these clause types

(h) Remove 18-52.242-73

Final Agreement: LM agrees to remove clause (applies to cost reporting)

G. 4

(a) Replace 18-52.223-70 with 18-52-223.73

Final Agreement: SHI accepts 18-52.223-70

(d) Remove 18-52.227-11

Final Agreement: SHI accepts clause

(e) Remove 18-52.227-70

(f) Remove 18-52.227-71

Final Agreement: LM agrees to remove clauses.

(g) Remove 18-52.227-72

Final Agreement: SHI accepts clause - goes with 18-52-227-11

(m) Remove 18.52.231-71

(n) Remove 18.52.237-71

(o) Remove 18-52.242-71

Final Agreement: LM agrees to remove clauses because they are not applicable to firm fixed price contracts.

(s) 18-52.246-70 Lockheed Martin to define when this clause is applicable.

Final Agreement: SHI accepts clause because it poses no material impact.

LOCKHEED MARTIN CORPORATION CORPDOC 2

GENERAL PROVISIONS AND FAR FLOWDOWN PROVISIONS FOR SUBCONTRACTS/PURCHASE ORDERS FOR COMMERCIAL ITEMS UNDER A U.S. GOVERNMENT PRIME CONTRACT

SECTION I: GENERAL PROVISIONS

1	Acceptance of Contract/Terms and Conditions
2	Applicable Laws
3	Assignment
4	Changes
5	Communication With Lockheed Martin Customer
6	Contract Direction
7	Default
8	Definitions
9	Disputes
10	Electronic Contracting
11	Export Control
12	Extras
13	Furnished Property
14	Gratuities/Kickbacks
15	Independent Contractor Relationship
16	Information of Lockheed Martin
17	Information of Seller
18	Inspection and Acceptance
19	Insurance/Entry on Lockheed Martin Property
20	Intellectual Property
21	New Materials
22	Offset Credit/Cooperation
23	Packing and Shipment
24	Payments, Taxes, and Duties
25	Precedence
26	Priority Rating
27	Quality Control System
28	Release of Information
29	Severability
30	Stop Work
31	Survivability
32	Termination For Convenience
33	Timely Performance
34	Waivers, Approvals, and Remedies
35	Warranty

SECTION II: FAR FLOWDOWN PROVISIONS

A	Incorporation of FAR Clauses
B	Government Subcontract
C	Notes
D	Amendments Required by Prime Contract
E	Preservation of the Government’s Rights
F	FAR Flowdown Clauses
G	Certifications and Representations

SECTION I: GENERAL PROVISIONS

1.	ACCEPTANCE OF CONTRACT/TERMS AND CONDITIONS

(a)	This Contract integrates, merges, and supersedes any prior offers, negotiations, and agreements concerning the subject matter hereof and, together with Exhibits, Attachments, and any Task Order(s) issued hereunder, and constitutes the entire agreement between the parties.

(b)	SELLER’s acknowledgment, acceptance of payment, or commencement of performance, shall constitute SELLER’s unqualified acceptance of this Contract.

(c)	Additional or differing terms or conditions proposed by SELLER or included in SELLER’s acknowledgment are objected to by LOCKHEED MARTIN and have no effect unless expressly accepted in writing by LOCKHEED MARTIN.

2.	APPLICABLE LAWS

(a)	This Contract shall be governed by and construed in accordance with the laws of the State from which this Contract is issued, excluding its choice of law rules, except that any provision in this Contract that is (i) incorporated in full text or by reference from the Federal Acquisition Regulation (FAR); or (ii) incorporated in full text or by reference from any agency regulation that implements or supplements the FAR or; (iii) that is substantially based on any such agency regulation or FAR provision, shall be construed and interpreted according to the federal common law of government contracts as enunciated and applied by federal judicial bodies, boards of contracts appeals, and quasi-judicial agencies of the federal Government.

(b) (1)	SELLER agrees to comply with all applicable laws, orders, rules, regulations, and ordinances. SELLER shall procure all licenses/permits, and pay all fees, and other required charges, and shall comply with of all applicable guidelines and directives of any local, state, and/or federal governmental authority.

(2)	If: (i) LOCKHEED MARTIN’s contract price or fee is reduced; (ii) LOCKHEED MARTIN’s costs are determined to be unallowable; (iii) any fines, penalties, or interest are assessed on LOCKHEED MARTIN; or (iv) LOCKHEED MARTIN incurs any other costs or damages; as a result of any violation of applicable laws, orders, rules, regulations, or ordinances by SELLER, its officers, employees, agents, suppliers, or subcontractors at any tier, LOCKHEED MARTIN may proceed as provided for in (3) below.

(3)	Upon the occurrence of any of the circumstances identified in (2) above, LOCKHEED MARTIN may make a reduction of corresponding amounts (in whole or in part) in the price of this Contract or any other contract with SELLER, or may demand payment (in whole or in part) of the corresponding amounts. SELLER shall promptly pay amounts so demanded.

(4)	In the event it is determined that the Work is not a Commercial Item as defined at FAR 2.101, then SELLER agrees that CORPDOC 3, General Provisions and FAR Flowdown Provisions for Subcontracts/Purchase Orders (All Agencies) for Non-Commercial Items under a U.S. Governmental Prime Contract, and the corresponding agency flowdowns shall be applicable to this Contract, in lieu of these terms and conditions, effective as of the date of this Contract.

(c)	SELLER represents that each chemical substance constituting or contained in Work sold or otherwise transferred to LOCKHEED MARTIN hereunder is on the list of chemical substances compiled and published by the Administrator of the Environmental Protection Administration pursuant to the Toxic Substances Control Act (15 U.S.C. Sec. 2601 et seq.) as amended.

(d)	SELLER shall provide to LOCKHEED MARTIN with each delivery any Material Safety Data Sheet applicable to the Work in conformance with and containing such information as required by the Occupational Safety and Health Act of 1970 and regulations promulgated there under, or its State approved counterpart.

3.	ASSIGNMENT

Any assignment of SELLER’s Contract rights or delegation of SELLER’s duties shall be void, unless prior written consent is given by LOCKHEED MARTIN. SELLER may assign rights to be paid amounts due, or to become due, to a financing institution if LOCKHEED MARTIN is promptly furnished a signed copy of such assignment reasonably in advance of the due date for payment of any such amounts. Amounts assigned shall be subject to setoff or recoupment for any present or future claims of LOCKHEED MARTIN against SELLER. LOCKHEED MARTIN shall have the right to make settlements and/or adjustments in price without notice to any assignee.

4.	CHANGES

(a)	The LOCKHEED MARTIN Procurement Representative may at any time, by written notice, and without notice to sureties or assignees, make changes within the general scope of this Contract in any one or more of the following: (i) drawings, designs, or specifications; (ii) method of shipping or packing; (iii) place of inspection, acceptance, or point of delivery; and (iv) delivery schedule.

(b)	If any such change causes an increase or decrease in the cost of, or the time required for, performance of any part of this Contract, LOCKHEED MARTIN shall make an equitable adjustment in the Contract price and/or delivery schedule, and modify this Contract accordingly. Changes to the delivery schedule will be subject to a price adjustment only.

(c)	SELLER must assert its right to an equitable adjustment under this paragraph within thirty (30) days from the date of receipt of the written change order. If the SELLER’s proposal includes the cost of property made obsolete or excess by the change, LOCKHEED MARTIN shall have the right to prescribe the manner of disposition of the property.

(d)	Failure to agree to any adjustment shall be resolved in accordance with the “Disputes” clause of this Contract. However, nothing contained in this “Changes” clause shall excuse SELLER from proceeding without delay in the performance of this Contract as changed.

5.	COMMUNICATION WITH LOCKHEED MARTIN CUSTOMER

LOCKHEED MARTIN shall be solely responsible for all liaison and coordination with the LOCKHEED MARTIN customer, including the U. S. Government, as it affects the applicable prime contract, this Contract, and any related contract.

6.	CONTRACT DIRECTION

(a)	Only the LOCKHEED MARTIN Procurement Representative has authority to make changes in or amendments to this Contract. Changes and amendments must be in writing.

(b)	LOCKHEED MARTIN engineering and technical personnel may from time to time render assistance or give technical advice or discuss or effect an exchange of information with SELLER’s personnel concerning the Work hereunder. No such action shall be deemed to be a change under the “Changes” clause of this Contract and shall not be the basis for equitable adjustment.

(c)	Except as otherwise provided herein, all notices to be furnished by the SELLER shall be sent to the LOCKHEED MARTIN Procurement Representative.

7.	DEFAULT

(a)	LOCKHEED MARTIN, by written notice, may terminate this Contract for default, in whole or in part, if SELLER fails to comply with any of the terms of this Contract, fails to make progress so as to endanger performance of this Contract, or fails to provide adequate assurance of future performance. SELLER shall have ten (10) days (or such longer period as LOCKHEED MARTIN may authorize in writing) to cure any such failure after receipt of notice from LOCKHEED MARTIN. Default involving delivery schedule delays shall not be subject to the cure provision.

(b)	SELLER shall be compensated only for Work actually delivered and accepted. LOCKHEED MARTIN may require SELLER to deliver to LOCKHEED MARTIN any supplies and materials, manufacturing materials, and manufacturing drawings that SELLER has specifically produced or acquired for the terminated portion of this Contract. LOCKHEED MARTIN and SELLER shall agree on the amount of payment for these other deliverables.

(c)	SELLER shall continue all Work not terminated.

(d)	If after termination under paragraph (a), it is determined that SELLER was not in default, such termination shall be deemed a Termination for Convenience.

8.	DEFINITIONS

The following terms shall have the meanings set forth below:

(a)	“Contract” means the instrument of contracting, such as “PO”, “Purchase Order” or “Task Order” or other such type designation, including all referenced documents, exhibits and attachments. If these terms and conditions are incorporated into a “master” agreement that provides for releases, (in the form of a Purchase Order or other such document) the term “Contract” shall also mean the Release document for the Work to be performed.

(b)	“FAR” means the Federal Acquisition Regulation, issued as Chapter 1 of Title 48, Code of Federal Regulations.

(c)	“LOCKHEED MARTIN” means LOCKHEED MARTIN CORPORATION, acting through its companies or business units as identified on the face of this Contract. If a subsidiary or affiliate of LOCKHEED MARTIN CORPORATION is identified on the face of this Contract, then “LOCKHEED MARTIN” means that subsidiary or affiliate.

(d)	“LOCKHEED MARTIN Procurement Representative” means a person authorized by LOCKHEED MARTIN’s cognizant procurement organization to administer and/or execute this Contract.

(e)	“PO” or “Purchase Order” means this Contract.

(f)	“SELLER” means the party identified on the face of this Contract with whom LOCKHEED MARTIN is contracting.

(g)	“Task Order” means a separate order issued under this Contract.

(h)	“Work” means all required labor, articles, materials, supplies, goods, and services constituting the subject matter of this Contract.

9.	DISPUTES

All disputes under this Contract which are not disposed of by mutual agreement may be decided by recourse to an action at law or in equity. Until final resolution of any dispute hereunder, SELLER shall diligently proceed with the performance of this Contract as directed by LOCKHEED MARTIN.

10.	ELECTRONIC CONTRACTING

The parties agree that if this Contract is transmitted electronically neither party shall contest the validity of this Contract, or any Acknowledgement thereof, on the basis that this Contract or Acknowledgement contains an electronic signature.

11.	EXPORT CONTROL

(a)	SELLER agrees to comply with all applicable U.S. export control laws and regulations, specifically including, but not limited to, the requirements of the Arms Export Control Act, 22 U.S.C.2751-2794, including the International Traffic in Arms Regulation (ITAR), 22 C.F.R. 120 et seq.; and the Export Administration Act, 50 U.S.C. app. 2401-2420, including the Export Administration Regulations, 15 C.F.R. 730-774; including the requirement for obtaining any export license or agreement, if applicable. Without limiting the foregoing, SELLER agrees that it will not transfer any export controlled item, data, or services, to include transfer to foreign persons employed by or associated with, or under contract to SELLER or SELLER’s lower-tier suppliers, without the authority of an export license, agreement, or applicable exemption or exception.

(b)	SELLER agrees to notify LOCKHEED MARTIN if any deliverable under this Contract is restricted by export control laws or regulations.

(c)	SELLER shall immediately notify the LOCKHEED MARTIN Procurement Representative if SELLER is, or becomes, listed in any Denied Parties List or if SELLER’s export privileges are otherwise denied, suspended or revoked in whole or in part by any U.S. Government entity or agency.

(d)	If SELLER is engaged in the business of either exporting or manufacturing (whether exporting or not) defense articles or furnishing defense services, SELLER represents that it is registered with the Office of Defense Trade Controls, as required by the ITAR, and it maintains an effective export/import compliance program in accordance with the ITAR.

(e)	Where SELLER is a signatory under a LOCKHEED MARTIN export license or export agreement (e.g., TAA, MLA), SELLER shall provide prompt notification to the LOCKHEED MARTIN Procurement Representative in the event of changed circumstances including, but not limited to, ineligibility, a violation or potential violation of the ITAR, and the initiation or existence of a U.S. Government investigation, that could affect the SELLER’s performance under this Contract.

(f)	SELLER shall be responsible for all losses, costs, claims, causes of action, damages, liabilities and expense, including attorneys’ fees, all expense of litigation and/or settlement, and court costs, arising from any act or omission of SELLER, its officers, employees, agents, suppliers, or subcontractors at any tier, in the performance of any of its obligations under this clause.

12.	EXTRAS

Work shall not be supplied in excess of quantities specified in this Contract. SELLER shall be liable for handling charges and return shipment costs for any excess quantities.

13.	FURNISHED PROPERTY

(a)	LOCKHEED MARTIN may provide to SELLER property owned by either LOCKHEED MARTIN or its customer (Furnished Property). Furnished Property shall be used only for the performance of this Contract.

(b)	Title to Furnished Property shall remain in LOCKHEED MARTIN or its customer. SELLER shall clearly mark (if not so marked) all Furnished Property to show its ownership.

(c)	Except for reasonable wear and tear, SELLER shall be responsible for, and shall promptly notify LOCKHEED MARTIN of, any loss or damage. Without additional charge, SELLER shall manage, maintain, and preserve Furnished Property in accordance with good commercial practice.

(d)	At LOCKHEED MARTIN’s request, and/or upon completion of this Contract, the SELLER shall submit, in an acceptable form, inventory lists of Furnished Property and shall deliver or make such other disposal as may be directed by LOCKHEED MARTIN.

(e)	The Government Property clause contained in Section II shall apply in lieu of paragraphs (a) through (d) above with respect to Government Furnished Property, or property to which the Government takes title under this Contract.

14.	GRATUITIES/KICKBACKS

(a)	No gratuities (in the form of entertainment, gifts, or otherwise) or kickbacks shall be offered or given by SELLER, to any employee of LOCKHEED MARTIN for the purpose of obtaining or rewarding favorable treatment as a supplier.

(b)	By accepting this Contract, SELLER certifies and represents that it has not made or solicited and will not make or solicit kickbacks in violation of FAR 52.203-7 or the Anti-Kickback Act of 1986 (41 USC 51-58), both of which are incorporated herein by this specific reference, except that paragraph (c)(1) of FAR 52.203-7 shall not apply.

15.	INDEPENDENT CONTRACTOR RELATIONSHIP

(a)	SELLER is an independent contractor in all its operations and activities hereunder. The employees used by SELLER to perform Work under this Contract shall be SELLER’s employees exclusively without any relation whatsoever to LOCKHEED MARTIN.

(b)	SELLER shall be responsible for all losses, costs, claims, causes of action, damages, liabilities, and expenses, including attorneys’ fees, all expenses of litigation and/or settlement, and court costs, arising from any act or omission of SELLER, its officers, employees, agents, suppliers, or subcontractors at any tier, in the performance of any of its obligations under this Contract.

16.	INFORMATION OF LOCKHEED MARTIN

Information provided by LOCKHEED MARTIN to SELLER remains the property of LOCKHEED MARTIN. SELLER agrees to comply with the terms of any proprietary information agreement with LOCKHEED MARTIN and to comply with all proprietary information markings and restrictive legends applied by LOCKHEED MARTIN to anything provided hereunder to SELLER. SELLER agrees not to use any LOCKHEED MARTIN provided information for any purpose except to perform this Contract and agrees not to disclose such information to third parties without the prior written consent of LOCKHEED MARTIN.

17.	INFORMATION OF SELLER

SELLER shall not provide any Proprietary Information to LOCKHEED MARTIN without prior execution of a proprietary information agreement by the parties.

18.	INSPECTION AND ACCEPTANCE

(a)	LOCKHEED MARTIN and its customer may inspect all Work at reasonable times and places, including, when practicable, during manufacture and before shipment. SELLER shall provide all information, facilities, and assistance necessary for safe and convenient inspection without additional charge.

(b)	No such inspection shall relieve SELLER of its obligations to furnish all Work in accordance with the requirements of this Contract. LOCKHEED MARTIN’s final inspection and acceptance shall be at destination.

(c)	If SELLER delivers non-conforming Work, LOCKHEED MARTIN may: (i) accept all or part of such Work at an equitable price reduction; (ii) reject such Work; or (iii) make, or have a third party make, all repairs, modifications, or replacements necessary to enable such Work to comply in all respects with Contract requirements and charge the cost incurred to SELLER.

(d)	SELLER shall not re-tender rejected Work without disclosing the corrective action taken.

19.	INSURANCE/ENTRY ON LOCKHEED MARTIN PROPERTY

(a)	In the event that SELLER, its employees, agents, or subcontractors enter the site(s) of LOCKHEED MARTIN or its customers for any reason in connection with this Contract then SELLER and its subcontractors shall procure and maintain for the performance of this Contract worker’s compensation, comprehensive general liability, bodily injury and property damage insurance in reasonable amounts, and such other insurance as LOCKHEED MARTIN may require. In addition, SELLER and its subcontractors shall comply with all site requirements. SELLER shall provide LOCKHEED MARTIN thirty (30) days advance written notice prior to the effective date of any cancellation or change in the term or coverage of any of SELLER’s required insurance, provided however such notice shall not relieve SELLER’s of its obligations to procure and maintain the required insurance. If requested, SELLER shall send a “Certificate of Insurance” showing SELLER’s compliance with these requirements. SELLER shall name LOCKHEED MARTIN as an additional insured for the duration of this Contract. Insurance maintained pursuant to this clause shall be considered primary as respects the interest of LOCKHEED MARTIN and is not contributory with any insurance, which LOCKHEED MARTIN may carry. “Subcontractor” as used in this clause shall include SELLER’s subcontractors at any tier. SELLER’s obligations for procuring and maintaining insurance coverages are freestanding and are not affected by any other language in this Contract.

(b)	SELLER shall indemnify and hold harmless LOCKHEED MARTIN, its officers, employees, and agents from any losses, costs, claims, causes of action, damages, liabilities, and expenses, including attorneys’ fees, all expenses of litigation and/or settlement, and court costs, by reason of property damage or loss or personal injury to any person caused in whole or in part by the actions or omissions of SELLER, its officers, employees, agents, suppliers, or subcontractors.

20.	INTELLECTUAL PROPERTY

(a)	SELLER warrants that the Work performed or delivered under this Contract will not infringe or otherwise violate the intellectual property rights of any third party in the United States or any foreign country. SELLER agrees to defend, indemnify, and hold harmless LOCKHEED MARTIN and its customers from and against any claims, damages, losses, costs, and expenses, including reasonable attorneys’ fees, arising out of any action by a third party that is based upon a claim that the Work performed or delivered under this Contract infringes or otherwise violates the intellectual property rights of any person or entity.

(b)	All data, copyrights, reports, and works of authorship developed in performance of this Contract shall be the sole property of LOCKHEED MARTIN, shall be used by SELLER solely in work for LOCKHEED MARTIN. To the extent that any of the deliverable items may not, by operation of law, be works made for hire, SELLER hereby assigns to LOCKHEED MARTIN the ownership of copyright in the deliverable items and LOCKHEED MARTIN shall have the right to obtain and hold in its own name copyrights, registrations, and similar protection which may be available in the deliverable items. SELLER agrees to give LOCKHEED MARTIN or its designees all assistance reasonably required to perfect such rights. SELLER certifies the originality of all deliverable items and states that no portion is protected by any copyright or similar right vested in any third party.

21.	NEW MATERIALS

The Work to be delivered hereunder shall consist of new materials, as defined in FAR 52.211-5, not used, or reconditioned, remanufactured, or of such age as to impair its usefulness or safety.

22.	OFFSET CREDIT/COOPERATION

This Contract has been entered into in direct support of LOCKHEED MARTIN’s international offset programs. All offset benefit credits resulting from this Contract are the sole property of LOCKHEED MARTIN to be applied to the offset program of its choice. SELLER agrees to assist LOCKHEED MARTIN in securing appropriate offset credits from the respective country government authorities.

23.	PACKING AND SHIPMENT

(a)	Unless otherwise specified, all Work is to be packed in accordance with good commercial practice.

(b)	A complete packing list shall be enclosed with all shipments. SELLER shall mark containers or packages with necessary lifting, loading, and shipping information, including the LOCKHEED MARTIN Contract number, item number, dates of shipment, and the names and addresses of consignor and consignee. Bills of lading shall include this Contract number.

(c)	Unless otherwise specified, delivery shall be FOB Place of Shipment.

24.	PAYMENTS, TAXES, AND DUTIES

(a)	Unless otherwise provided, terms of payment shall be net thirty (30) days from the latest of the following: (i) LOCKHEED MARTIN’s receipt of the SELLER’s proper invoice; (ii) Scheduled delivery date of the Work; or (iii) Actual delivery of the Work. LOCKHEED MARTIN shall have a right of setoff against payments due or at issue under this Contract or any other contract between the parties.

(b)	Each payment made shall be subject to reduction to the extent of amounts which are found by LOCKHEED MARTIN not to have been properly payable, and shall also be subject to reduction for overpayments.

(c)	Payment shall be deemed to have been made as of the date of mailing LOCKHEED MARTIN’s payment or electronic funds transfer.

(d)	Unless otherwise specified, prices include all applicable federal, state, and local taxes, duties, tariffs, and similar fees imposed by any government, all of which shall be listed separately on the invoice.

25.	PRECEDENCE

Any inconsistencies in this Contract shall be resolved in accordance with the following descending order of precedence: (i) Face of the Purchase Order and/or Task Order, release document or schedule, (including any continuation sheets), as applicable, including any special provisions; (ii) This CORPDOC; and (iii) Statement of Work.

26.	PRIORITY RATING

If so identified, this Contract is a “rated order” certified for national defense use, and the SELLER shall follow all the requirements of the Defense Priorities and Allocation System Regulation (15 C.F.R. Part 700).

27.	QUALITY CONTROL SYSTEM

(a)	SELLER shall provide and maintain a quality control system to an industry recognized Quality Standard and in compliance with any other specific quality requirements identified in this Contract.

(b)	Records of all quality control inspection work by SELLER shall be kept complete and available to LOCKHEED MARTIN and its customers.

28.	RELEASE OF INFORMATION

Except as required by law, no public release of any information, or confirmation or denial of same, with respect to this Contract or the subject matter hereof, will be made by SELLER without the prior written approval of LOCKHEED MARTIN.

29.	SEVERABILITY

Each paragraph and provision of this Contract is severable, and if one or more paragraphs or provisions are declared invalid, the remaining paragraphs and provisions of this Contract will remain in full force and effect.

30.	STOP WORK

(a)	SELLER shall stop Work for up to ninety (90) days in accordance with any written notice received from LOCKHEED MARTIN, or for such longer period of time as the parties may agree and shall take all reasonable steps to minimize the incurrence of costs allocable to the Work during the period of Work stoppage.

(b)	Within such period, LOCKHEED MARTIN shall either terminate in accordance with the provisions of this Contract or continue the Work by written notice to SELLER. In the event of a continuation, an equitable adjustment in accordance with the principles of the “Changes” clause shall be made to the price, delivery schedule, or other provision(s) affected by the Work stoppage, if applicable, provided that the claim for equitable adjustment is made within thirty (30) days after date of notice to continue.

31.	SURVIVABILITY

(a)	If this Contract expires, is completed, or is terminated, SELLER shall not be relieved of those obligations contained in the following provisions:

Applicable Laws

Electronic Contracting

Export Control

Independent Contractor Relationship

Information of Lockheed Martin

Insurance/Entry on Lockheed Martin Property

Intellectual Property

Release of Information

Warranty

(b)	Those U.S. Government flowdown provisions that by their nature should survive.

32.	TERMINATION FOR CONVENIENCE

(a)	For specially performed Work:

(i)	LOCKHEED MARTIN may terminate part or all of this Contract for its convenience by giving written notice to SELLER.

(ii)	Upon termination, in accordance with LOCKHEED MARTIN written direction, SELLER will immediately: (i) Cease work; (ii) Prepare and submit to LOCKHEED MARTIN an itemization of all completed and partially completed deliverables and services; (iii) Deliver to LOCKHEED MARTIN deliverables satisfactorily completed up to the date of termination at the agreed upon prices in the relevant Statement of Work; and (iv) Deliver upon request any Work in process. In the event LOCKHEED MARTIN terminates for its convenience after performance has commenced, LOCKHEED MARTIN will compensate SELLER for the actual, allowable, and reasonable expenses incurred by SELLER for Work in process up to and including the date of termination provided SELLER uses reasonable efforts to mitigate LOCKHEED MARTIN’s liability under this clause.

(iii)	In no event shall LOCKHEED MARTIN be liable for lost or anticipated profits, unabsorbed indirect costs or overhead, or for any sum in excess of the total Contract price. SELLER’s termination claim shall be submitted within ninety (90) days from the effective date of the termination.

(b)	For other than specially performed Work: LOCKHEED MARTIN may terminate part or all of this Contract for its convenience by giving written notice to SELLER and LOCKHEED MARTIN’s only obligation to SELLER shall be payment of a mutually agreed-upon restocking or service charge.

(c)	In either case, SELLER shall continue all Work not terminated.

TIMELY PERFORMANCE

(a)	SELLER’s timely performance is a critical element of this Contract.

(b)	Unless advance shipment has been authorized in writing by LOCKHEED MARTIN, LOCKHEED MARTIN may store at SELLER’s expense, or return, shipping charges collect, all Work received in advance of the scheduled delivery date.

(c)	If SELLER becomes aware of difficulty in performing the Work, SELLER shall timely notify LOCKHEED MARTIN, in writing, giving pertinent details. This notification shall not change any delivery schedule.

(d)	In the event of a termination for convenience or change, no claim will be allowed for any manufacture or procurement in advance of SELLER’s normal flow time unless there has been prior written consent by LOCKHEED MARTIN.

34.	WAIVERS, APPROVALS, AND REMEDIES

(a)	Failure by LOCKHEED MARTIN to enforce any of the provisions of this Contract shall not be construed as a waiver of the requirements of such provisions, or as a waiver of the right of LOCKHEED MARTIN thereafter to enforce each such provision.

(b)	LOCKHEED MARTIN’s approval of documents shall not relieve SELLER of its obligation to comply with the requirements of this Contract.

(c)	The rights and remedies of LOCKHEED MARTIN in this Contract are cumulative and in addition to any other rights and remedies provided by law or in equity.

35.	WARRANTY

SELLER warrants that all Work furnished pursuant to this Contract shall strictly conform to applicable specifications, drawings, samples, descriptions, and other requirements of this Contract and be free from defects in design, material, and workmanship. This warranty shall begin upon final acceptance and extend for a period of one (1) year. If any non-conforming Work is identified within the warranty period, SELLER, at LOCKHEED MARTIN’s option, shall promptly repair, replace, or reperform the non-conforming Work. Transportation of replacement Work, return of non-conforming Work, and re-performance of Work shall be at SELLER’s expense. If repair, or replacement, or reperformance of Work is not timely, LOCKHEED MARTIN may elect to return, reperform, or repair, replace, or reprocure the Work at SELLER’s expense. All warranties shall run to LOCKHEED MARTIN and its customers.

SECTION II: FAR FLOWDOWN PROVISIONS

A.	INCORPORATION OF FAR CLAUSES

The Federal Acquisition Regulation (FAR) clauses referenced below are incorporated herein by reference, with the same force and effect as if they were given in full text, and are applicable, including any notes following the clause citation, to this Contract. If the date or substance of any of the clauses listed below is different from the date or substance of the clause actually incorporated in the Prime Contract referenced by number herein, the date or substance of the clause incorporated by said Prime Contract shall apply instead. The Contracts Disputes Act shall have no application to this Contract. Any reference to a “Disputes” clause shall mean the “Disputes” clause of this Contract.

B.	GOVERNMENT SUBCONTRACT

This Contract is entered into by the parties in support of a U.S. Government contract.

As used in the FAR clauses referenced below and otherwise in this Contract:

1.	“Commercial Item” means a commercial item as defined in FAR 2.101.

2	“Contract” means this contract.

3.	“Contracting Officer” shall mean the U.S. Government Contracting Officer for LOCKHEED MARTIN’s government prime contract under which this Contract is entered.

4.	“Contractor” and “OFFEROR” means the SELLER, as defined in this CORPDOC 2, acting as the immediate (first tier) subcontractor to LOCKHEED MARTIN.

5.	“Prime Contract” means the contract between LOCKHEED MARTIN and the U.S. Government or between LOCKHEED MARTIN and its higher-tier contractor who has a contract with the U.S. Government.

6.	“Subcontract” means any contract placed by the contractor or lower-tier subcontractors under this Contract.

C.	NOTES

1.	Substitute “LOCKHEED MARTIN” for “Government” or “United States” throughout this clause.

2.	Substitute “LOCKHEED MARTIN Procurement Representative” for “Contracting Officer”, “Administrative Contracting Officer”, and “ACO” throughout this clause.

3.	Insert “and LOCKHEED MARTIN” after “Government” throughout this clause.

4.	Insert “or LOCKHEED MARTIN” after “Government” throughout this clause.

5.	Communication/notification required under this clause from/to the Contractor to/from the Contracting Officer shall be through LOCKHEED MARTIN.

6.	Insert “and LOCKHEED MARTIN” after “Contracting Officer”, throughout the clause.

7.	Insert “or LOCKHEED MARTIN PROCUREMENT REPRESENTATIVE” after “Contracting Officer”, throughout the clause.

D.	AMENDMENTS REQUIRED BY PRIME CONTRACT

Contractor agrees that upon the request of LOCKHEED MARTIN it will negotiate in good faith with LOCKHEED MARTIN relative to amendments to this Contract to incorporate additional provisions herein or to change provisions hereof, as LOCKHEED MARTIN may reasonably deem necessary in order to comply with the provisions of the applicable Prime Contract or with the provisions of amendments to such Prime Contract. If any such amendment to this Contract causes an increase or decrease in the cost of, or the time required for, performance of any part of the Work under this Contract, an equitable adjustment shall be made pursuant to the “Changes” clause of this Contract.

E.	PRESERVATION OF THE GOVERNMENT’S RIGHTS

If LOCKHEED MARTIN furnishes designs, drawings, special tooling, equipment, engineering data, or other technical or proprietary information (Furnished Items) which the U.S. Government owns or has the right to authorize the use of, nothing herein shall be construed to mean that LOCKHEED MARTIN, acting on its own behalf, may modify or limit any rights the Government may have to authorize the Contractor’s use of such Furnished Items in support of other U.S. Government prime contracts.

F.	FAR FLOWDOWN CLAUSES

REFERENCE    TITLE

1.	The following FAR clauses apply to this Contract:

(a)	52.215-20	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA (OCT 1997) ( Note 2 applies.)

(b)	52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA – MODIFICATIONS (OCT 1997) (Note 2 applies.)

(c)	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS (OCT 2000)

(d)	52.222-21	PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)

(e)	52.222-26	EQUAL OPPORTUNITY (APR 2002) (Only paragraphs (b)(l)-(11) applies.)

(f)	52.225-13	RESTRICTION ON CERTAIN FOREIGN PURCHASES (OCT 2003)

(g)	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS (APR 2003)

(h)	52.247-64	PREFERENCE FOR PRIVATELY OWNED U.S. FLAG COMMERCIAL VESSELS (APR 2003)

2.	The following FAR clauses apply to this Contract if the value of this Contract equals or exceeds $10,000:

(a)	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUNE 1998)

3.	The following FAR clauses apply to this Contract if the value of this Contract equals or exceeds $25,000:

(a)	52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)

4.	The following FAR clauses apply to this Contract if the value of this Contract equals or exceeds $500,000:

(a)	52.219-9	SMALL BUSINESS SUBCONTRACTING PLAN (JAN 2002) (Applicable if the Contractor is not a small business. Note 2 is applicable to paragraph (c) only; the Contractors subcontracting plan is incorporated herein by reference.)

5.	The following FAR clauses apply to this Contract as indicated:

(a)	52.204-2	SECURITY REQUIREMENTS (AUG 1996) (Applicable if the Work requires access to classified information.)

(b)	52.223-11	OZONE-DEPLETING SUBSTANCES (MAR 2001) (Applicable if the Work was manufactured with or contains ozone-depleting substances.)

(c)	52.225-1	BUY AMERICAN ACT—SUPPLIES (JUN 2003) (Applicable if the Work contains other than domestic components. Note 2 applies to the first time “Contracting Officer” is mentioned in paragraph (c).)

(d)	52.225-5	TRADE AGREEMENTS (OCT 2003) (Applicable if the Work contains other than U.S. made, designated country, Caribbean or NAFTA country end products.)

(e)	52.227-19	COMMERCIAL COMPUTER SOFTWARE-RESTRICTED RIGHTS (JUN 1987) (Applicable only if existing computer software is to be delivered under this Contract.)

(f)	52.245-2	GOVERNMENT PROPERTY (FIXED PRICE CONTRACTS) (JUN 2003) (Applicable if Government property is furnished in the performance of this Contract. Note 1 applies except in the phrases “Government property”, “Government-furnished property”, and in references to title to property. The second time “Government appears in paragraph (b) (ii) “Government” stays “Government”. Note 2 applies. The following is added as paragraph (m): “Contractor shall provide to LOCKHEED MARTIN immediate notice of any disapproval, withdrawal of approval, or non-acceptance by the Government of its property control system.”)

G.	CERTIFICATIONS AND REPRESENTATIONS

1.	This clause contains certifications and representations that are material representations of fact upon which LOCKHEED MARTIN will rely in making awards to Contractor. By submitting its written offer, or providing oral offers/quotations at the request of LOCKHEED MARTIN, or accepting any Contract, Contractor certifies to the representations and certifications as set forth below in this clause. These certifications shall apply whenever these terms and conditions are incorporated by reference in any Contract, agreement, other contractual document, or any quotation, request for quotation (oral or written), request for proposal or solicitation (oral or written), issued by LOCKHEED MARTIN. Contractor shall immediately notify LOCKHEED MARTIN of any change of status with regard to these certifications and representations.

(a)	FAR 52.209-5 Certification Regarding Debarment, Suspension, Proposed Debarment, and Other Responsibility Matters.

(1)	Contractor certifies that, to the best of its knowledge and belief, that Contractor and/or any of its Principals, (as defined in FAR 52.209-5,) are not presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency.

(2)	Contractor shall provide immediate written notice to LOCKHEED MARTIN if, any time prior to award of any contract, it learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

(b)	FAR 52.222-22 Previous Contracts and Compliance Reports. Contractor represents that if Contractor has participated in a previous contract or subcontract subject to Equal Opportunity clause (FAR 52.222-26): (i) Contractor has filed all required compliance reports, and (ii) that representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

(c)	FAR 52.222-25 Affirmative Action Compliance. Contractor represents: (i) that Contractor has developed and has on file at each establishment, Affirmative Action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2), or (ii) that in the event such a program does not presently exist, Contractor will develop and place in operation such a written Affirmative Action Compliance Program within one-hundred twenty (120) days from the award of this Contract.

LOCKHEED MARTIN CORPORATION

CORPDOC 2B

NATIONAL AERONAUTICS AND SPACE ADMINISTRATION (NASA) FLOWDOWN PROVISIONS FOR SUBCONTRACTS/PURCHASE ORDERS FOR COMMERCIAL ITEMS UNDER A U.S. GOVERNMENT PRIME CONTRACT

A.	INCORPORATION OF FAR/NASA FAR SUPP CLAUSES

The Federal Acquisition Regulation (FAR) and National Aeronautics and Space Administration (NASA) FAR Supplement (NASA FAR Supp) clauses referenced below are incorporated herein by reference, with the same force and effect as if they were given in full text, and are applicable, including any notes following the clause citation, to this Contract. If the date or substance of any of the clauses listed below is different from the date or substance of the clause actually incorporated in the Prime Contract referenced by number herein, the date or substance of the clause incorporated by said Prime Contract shall apply instead. The Contracts Disputes Act shall have no application to this Contract. Any reference to a “Disputes” clause shall mean the “Disputes” clause of this Contract.

B.	GOVERNMENT SUBCONTRACT

This Contract is entered into by the Parties in support of a U.S. Government contract.

As used in the clauses referenced below and otherwise in this Contract:

1.	“Administrator” means the Administrator or Deputy Administrator of NASA; and the term “his duly authorized representative” means any person or persons or board “other than the Contracting Officer” authorized to act for the Administrator.

2.	“Commercial Item” means a commercial item as defined in FAR 2.101.

3.	“Contract” means this contract.

4.	“Contracting Officer” shall mean the U.S. Government Contracting Officer for LOCKHEED MARTIN’s government prime contract under which this Contract is entered.

5.	“Contractor” or “Offeror” means the SELLER, as defined in CORPDOC 2, acting as the immediate (first-tier) subcontractor to LOCKHEED MARTIN.

6.	“Prime Contract” means the contract between LOCKHEED MARTIN and the U.S. Government or between LOCKHEED MARTIN and its higher-tier contractor who has a contract with the U.S. Government.

7.	“Subcontract” means any contract placed by the Contractor or lower-tier subcontractors under this Contract.

C.	NOTES

1.	Substitute “LOCKHEED MARTIN” for “Government” or “United States” throughout this clause.

2.	Substitute “LOCKHEED MARTIN Procurement Representative” for “Contracting Officer”, “Administrative Contracting Officer”, and “ACO” throughout this clause.

3.	Insert “and LOCKHEED MARTIN” after “Government”, throughout this clause.

4.	Insert “or LOCKHEED MARTIN” after “Government” throughout this clause.

5.	Communication/notification required under this clause from/to the Contractor to/from the Contracting Officer shall be through LOCKHEED MARTIN.

6.	Insert “and Lockheed Martin” after “Contracting Officer” throughout the clause.

7.	Insert “or Lockheed Martin Procurement Representative” after “Contracting Officer” throughout the clause.

D.	AMENDMENTS REQUIRED BY PRIME CONTRACT

Contractor agrees that upon the request of LOCKHEED MARTIN it will negotiate in good faith with LOCKHEED MARTIN relative to amendments to this Contract to incorporate additional provisions herein or to change provisions hereof, as LOCKHEED MARTIN may reasonably deem necessary in order to comply with the provisions of the applicable Prime Contract or with the provisions of amendments to such Prime Contract. If any such amendment to this Contract causes an increase or decrease in the cost of, or the time required for, performance of any part of the Work under this Contract, an equitable adjustment shall be made pursuant to the “Changes” clause of this Contract

1

E.	PRESERVATION OF THE GOVERNMENT’S RIGHTS

If LOCKHEED MARTIN furnishes designs, drawings, special tooling, equipment, engineering data, or other technical or proprietary information (Furnished Items) to which the U. S. Government owns or has the right to authorize the use of, nothing herein shall be construed to mean that LOCKHEED MARTIN, acting on its own behalf, may modify or limit any rights the Government may have to authorize the Contractor’s use of such Furnished Items in support of other U. S. Government prime contracts.

F.	FAR FLOWDOWN CLAUSES

REFERENCE	TITLE

1.	The following FAR clauses apply to this Contract:

(a)	52.227-14	RIGHTS IN DATA - GENERAL (JUN 1987)

G.	NASA FAR SUPPLEMENT FLOWDOWN CLAUSES

1.	The following NASA FAR Supp clauses apply to this Contract:

(a)	18-52.208-81	RESTRICTIONS ON PRINTING AND DUPLICATING (OCT 2001) (Note 2 applies.)

(b)	18-52.211-70	PACKAGING, HANDLING, AND TRANSPORTATION (JUN 2000) (Note 2 applies.)

(c)	18-52.219-74	USE OF RURAL AREA SMALL BUSINESSES (SEP 1990)

(d)	18-52.219-76	NASA 8 PERCENT GOAL (JUL 1997)

(e)	18-52.225-70	EXPORT LICENSES (FEB 2000)

(f)	18-52.227-14	RIGHTS IN DATA - GENERAL (undated) (Modifies FAR 52.227-14. Note 5 applies.)

(g)	18-52.227-19	COMMERCIAL COMPUTER SOFTWARE-RESTRICTED RIGHTS (undated) (Modifies FAR 52.227-19. Note 6 applies.)

(h)	18-52.242-73	NASA CONTRACTOR FINANCIAL MANAGEMENT REPORTING (JUL 2000) (Note 2 applies.)

2.	The following NASA FAR Supp clauses apply to this Contract if the value of this Contract equals or exceeds $100,000:

(a)	18-52.244-70	GEOGRAPHIC PARTICIPATION IN THE AEROSPACE PROGRAM (APR 1985)

3.	The following NASA FAR Supp clauses apply to this Contract if the value of this Contract equals or exceeds $500,000:

(a)	18-52.219-75	SMALL BUSINESS SUBCONTRACTING REPORTING (MAY 1999) (Applicable if FAR 52.219-9 applies to this Contract.)

4.	The following NASA FAR Supp clauses apply to this Contract as indicated:

(a)	18-52.223-70	SAFETY AND HEALTH (APR 2002) (Applicable when any of the conditions in NASA FAR Supp 1823.7001 (a) exist. Note 2 applies to paragraphs (d), (e), (f) and (h). Notes 3 and 6 apply to paragraph (i). Note 4 applies to paragraphs (c) and (g)(1).)

(b)	18-52.223-71	FREQUENCY AUTHORIZATION (DEC 1988) (Applicable if this Contract requires the development, production, test or operation of a device for which a radio frequency is required. Note 2 applies)

(c)	18-52.223-74	DRUG AND ALCOHOL FREE WORKFORCE (MAR 1996) (Applicable if Work is performed by an employee in a sensitive position as defined in the clause.)

(d)	18-52.227-11	PATENT RIGHTS - RETENTION BY THE CONTRACTOR (SHORT FORM) (undated) (Applicable if this Contract is for experimental, developmental, or research Work and Contractor is a small business concern or domestic nonprofit organization. Reports required by this clause shall be filed with the agency identified in this Contract. If no agency is identified, contact the LOCKHEED MARTIN Procurement Representative identified on the face of this Contract.)

(e)	18-52.227-70	NEW TECHNOLOGY (MAY 2002) (Applicable if this Contract is for experimental, developmental, or research work to be performed by other than a small business firm or non-profit organization. Note 2 applies to (g)(1) the first time “Contracting Officer” appears, (g)(4) and (h). Note 4 applies to (g)(4).)

(f)	18-52.227-71	REQUESTS FOR WAIVER OF RIGHTS TO INVENTIONS (APR 1984) (Applicable if 18-52.227-70 applies.)

(g)	18-52.227-72	DESIGNATION OF NEW TECHNOLOGY REPRESENTATIVE AND PATENT REPRESENTATIVE (JUL 1997) (Applicable if this Contract contains either of the clauses at FAR 52.227-11 or 18-52.227-70. The respective representatives referenced in the clause are identified in the Schedule.)

(h)	18-52.227-86	COMMERCIAL COMPUTER SOFTWARE - LICENSING (DEC 1987) (Applicable for the purchase of existing computer software in accordance with FAR 27.405(b)(2). Replaces FAR 52.227-19. Note 6 applies.)

(i)	18-52.227-87	TRANSFER OF TECHNICAL DATA UNDER SPACE STATION INTERNATIONAL AGREEMENT (APR 1989) (Applicable if this Contract supports Space Station Freedom Program activities that may involve transfer of technical data subject to the International Traffic in Arms Regulations (ITAR), 22 CFR Parts 120-130, or the Export Administration Regulations (EAR), 15 CFR Parts 730-774, in accordance with the NASA Export Control Program.)

2

OMB Approval 2700-0042

SOLICITATION, OFFER AND AWARD	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	➢	RATING DO-C9	PAGE i of 52

2. CONTRACT NO. NNJ04AA03C	3. SOLICITATION NO.	4. TYPE OF SOLICITATION ☐ SEALED BID (IFB) ☒ NEGOTIATED (RFP)	5. DATE ISSUED	6. REQUISITION/PURCHASE NO. GF80726B11

7. ISSUED BY	CODE		8. ADDRESS OFFER TO (If other than Item 7)

LOCKHEED MARTIN INTEGRATED SYSTEMS

595 GEMINI

HOUSTON, TX 77058

NOTE: In sealed bid solicitations “offer” and “offeror” mean “bid” and “bidder”

SOLICITATION

9. Sealed offers in original and (See Provision L.15)         copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in See Provision L.14 until 11:00 a.m. local time, on See Provision L.14 (date).

CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation.

10. FOR INFORMATION CALL: ➢	A. NAME Gary Moeller	B. TELEPHONE NO. (NO COLLECT CALLS)			C. EMAIL ADDRESS
		AREA CODE 281	NUMBER 283-4375	EXT.

11. TABLE OF CONTENTS

(X).	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	6	☒	I	CONTRACT CLAUSES	3
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2	PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	1	☒	J	LIST OF ATTACHMENTS	1
☒	D	PACKAGING AND MARKING	2	PART IV – REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	2	☐	K	REPRESENTATIONS, CERTIFICATIONS AND
☒	F	DELIVERIES OR PERFORMANCE	2			OTHER STATEMENTS OF OFFERORS
☒	G	CONTRACT ADMINISTRATION DATA	11	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	22	☐	M	EVALUATION FACTORS FOR AWARD

OFFER (Must be fully completed by offeror)

NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.

12.	In compliance with the above, the undersigned agrees, if this offer is accepted within calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13. DISCOUNT FOR PROMPT PAYMENT (See Section I, clause No. 52-232-8)	➢	10 CALENDAR DAYS %	20 CALENDAR DAYS %	30 CALENDAR DAYS %	CALENDAR DAYS %

14. ACKNOWLEDGMENT OF AMENDMENTS (The offeror acknowledges receipt of amendments to the SOLICITATION). For offerors and related documents numbered and dated:	AMENDMENT NO	DATE	AMENDMENT NO	DATE

15. NAME AND ADDRESS OF OFFEROR	CODE FACILITY	16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER (Type or print)
SPACEHAB, Inc. 12130 Highway 3, Bldg 1 Webster, TX 77598

15B.TELEPHONE NO. (Include area code)	15C. CHECK IF REMITTANCE ADDRESS IS DIFFERENT FROM ABOVE – ENTER ☐ SUCH ADDRESS IN SCHEDULE	17. SIGNATURE	18. OFFER DATE

AWARD (To be completed by Lockheed Martin)

19. ACCEPTED AS TO ITEMS NUMBERED	20. AMOUNT $53,271,651	21. ACCOUNTING AND APPROPRIATION

22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION ☐10 U.S.C. 2304(c) ( ) ☐ 41 U.S.C. 253(c)( )	23. SUBMIT INVOICES TO ADDRESS SHOWN IN: (4 copies unless otherwise specified)	➢	ITEM

24. ADMINISTERED BY (If other than Item 7)	CODE	25. PAYMENT WILL BE MADE BY	CODE

26. NAME OF AUTHORIZED REPRESENTATIVE (Type or______	27. LOCKHEED MARTIN CORPORATION	28. AWARD DATE
(Signature of Authorized Representative)

IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.

Purchase Order No. GF80726B11
SECTION A	CARGO MISSION	ii

SECTION A

SUBCONTRACT FORM

This firm fixed price subcontract is entered into between Lockheed Martin Integrated Systems, hereinafter referred to as Lockheed Martin, LMIS, or Buyer (interchangeably) and SPACEHAB, Inc., herein after referred to as SPACEHAB, SHI, subcontractor or seller.

This subcontract is issued in support of U.S. Government Prime Contract

NNJ04AA03C.

A.1	DETAILED TABLE OF CONTENTS

This subcontract consists of the following Sections:

PAGE
SECTION A - SOLICITATION/CONTRACT FORM, SF33

A.1	DETAILED TABLE OF CONTENTS	ii

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

B.1	TOTAL FIRM FIXED PRICE	B-1
B.2	ITEM PRICES	B-1
B.3	PAYMENT SCHEDULE	B-2
B.4	RESERVED	B-2
B.5	AVAILABLE SUBCONTRACT FUNDING	B-2
EXHIBIT B-1 (PAYMENT SCHEDULE)

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENTS

C.1	SCOPE OF WORK	C-1

SECTION D - PACKAGING AND MARKING

D.1	LISTING OF CLAUSES INCORPORATED BY REFERENCE	D-1
D.2	PACKAGING, HANDLING & TRANSPORTATION	D-1
D.3	JSC MARKING INSTRUCTIONS	D-1
D.4	KSC 52.247-92 KSC MARKING INSTRUCTIONS	D-2

Purchase Order No. GF80726B11
SECTION A	CARGO MISSION	iii

SECTION E - INSPECTION AND ACCEPTANCE

E.1	LISTING OF CLAUSES INCORPORATED BY REFERENCE	E-1
E.2	RESERVED	E-1
E.3	INSPECTION AND ACCEPTANCE	E-1
E.4	SUBMISSION OF MATERIAL INSPECTION AND RECEIVING REPORTS	E-1

SECTION F - DELIVERIES OR PERFORMANCE

F.1	LISTING OF CLAUSES INCORPORATED BY REFERENCE	F-1
F.2	FLIGHT ITEM	F-1
F.3	KSC SHIPPING INSTRUCTIONS	F-1
F.4	PLACE OF PERFORMANCE	F-2
F.5	PERIOD OF PERFORMANCE	F-2
F.6	DELIVERIES	F-2
F.7	OPTION FOR EAS	F-2
F.8	OPTION FOR ADDITIONAL FRAM SITES	F-2

Purchase Order No. GF80726B11
SECTION A	CARGO MISSION	iv

SECTION G - CONTRACT ADMINISTRATION DATA

G.1	LISTING OF CLAUSES INCORPORATED BY REFERENCE	G-1
G.2	RESERVED	G-1
G.3	SUBMISSION OF VOUCHERS FOR PAYMENT	G-1
G.4	RESERVED	G-2
G.5	TECHNICAL DIRECTION	G-2
G.6	RESERVED	G-2
G.7	INSTALLATION-ACCOUNTABLE GOVERNMENT PROPERTY	G-2
G.8	LIST OF INSTALLATION-ACCOUNTABLE PROPERTY AND SERVICES	G-5
G.9	RESERVED	G-6
G.10	JSC 52.204-91 SECURITY/BADGING REQUIREMENTS FOR FOREIGN NATIONAL VISITORS AND EMPLOYEES/REPRESENTATIVES OF FOREIGN CONTRACTORS	G-6
G.11	IDENTIFICATION OF EMPLOYEES	G-7
G.12	KSC 52.204-90 SECURITY CONTROLS AT KSC	G-7
G.13	PROPERTY MANAGEMENT OF THE UNITED STATES ON-ORBIT SEGMENT (USOS) VEHICLE: ON-ORBIT ACCOUNTABILITY	G-9
G.14	JSC HAZARDOUS MATERIALS USE	G-9
G.15	WORK ELIGIBILITY	G-11

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.1	LISTING OF CLAUSES INCORPORATED BY REFERENCE	H-1
H.2	RESERVED	H-1
H.3	REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS	H-1
H.4	SUPERSEDING OF LETTER CONTRACT	H-2
H.5	JSC 52.227-91 (LIMITED) RELEASE OF CONTRACTOR CONFIDENTIAL BUSINESS INFORMATION (CBI)	H-2
H.6	KSC 52.223-97 HAZARDOUS WASTES	H-3
H.7	KSC 52.223-94 HAZARD COMMUNICATION	H-7

Purchase Order No. GF80726B11
SECTION A	CARGO MISSION	v

H.8	KSC 52.242-90 CONTROLS APPLICABLE TO CONTRACTOR’S ACTIVITIES	H-7
H.9	FLIGHT INSURANCE	H-8
H.10	RESERVED	H-10
H.11	RESERVED	H-10
H.12	RESERVED	H-10
H.13	RESERVED	H-10
H.14	DATA RIGHTS NOTICE	H-10
H.15	RESTRICTED RIGHTS NOTICE	H-10
H.16	LIMITED RIGHTS DATA NOTICE	H-11
H.17	MANAGEMENT AND PROTECTION OF DATA OF THIRD PARTIES	H-12
H.18	SPECIAL COMPUTER SOFTWARE PROVISION	H-13
H.19	ASSOCIATE CONTRACTOR AGREEMENT FOR ISS OPERATIONS AND UTILIZATION ACTIVITIES	H-13
H.20	INFORMATION INCIDENTAL TO CONTRACT ADMINISTRATION	H-13
H.21	RESERVED	H-14
H.22	RESERVED	H-14
H.23	GOVERNMENT-PROVIDED RUSSIAN LANGUAGE AND LOGISTICS SERVICES (RLLS)	H-14
H.24	RESERVED	H-15
H.25	RESERVED	H-15
H.26	ADDITIONAL EXPORT CONTROL REQUIREMENTS	H-15
H.27	SUBCONTRACTING WITH RUSSIAN ENTITIES FOR GOODS OR SERVICES	H-17
H.28	FLEXIBILITY IN OPERATIONS	H-18

Purchase Order No. GF80726B11
SECTION A	CARGO MISSION	vi

SECTION I – CONTRACT CLAUSES

I.1	CLAUSES INCORPORATED BY REFERENCE	I-1
I.2	MODIFICATION OF INCORPORATED TERMS AND CONDITIONS	I-1

SECTION J – LIST OF ATTACHMENTS

J.1	LIST OF ATTACHMENTS	J-1

Document No.	Acquisition Title	Page No.

Purchase Order No. GF80726B11
SECTION B	COMMERCIAL CARRIER SERVICES	B-1

SECTION B

SUPPLIES OR SERVICES AND PRICES/COSTS

B.1	TOTAL FIRM FIXED PRICE

The total firm fixed price of this subcontract is $53,271,651.00.

(End of Clause)

B.2	ITEM PRICES

The subcontractor shall provide commercial carrier services in accordance with the Statement of Work. The firm fixed price for each line item is set forth in Table B-2 below. The price of this subcontract includes the SHOSS-ED On-Orbit stay for the period through September 2008 and extended on-call support through December 2009. The price of this subcontract includes the increase of the LSM’s mass capability from 5400 pounds to 6000 pounds once the JSC ISS Structures Working Group approves this mass capability.

Table B-2
Line Item No.	Description	Total Price
001	LSM Asset Services	$24,942,956
002	ICC Asset Services	$8,400,000
003	Transition Asset Services	$2,655,044
004	12A.1 LSM I & O Services	$5,688,461
005	13A.1 LSM I & O Services	$5,879,461
006	12A.1 ICC I & O Services	$1,722,918
007	13A.1 ICC I &O Services	$1,678,135
008	ULF1.1 ICC I & O Services	$1,954,681
009	ULF1.1 Adjustment	$349,995
010	Early Ammonia Servicer (EAS) [Option]	$454,795
011	Additional FRAM Sites (each) [Option]	$38,928

(End of Clause)

Document No.	Acquisition Title	Page No.

Purchase Order No. GF80726B11
SECTION B	COMMERCIAL CARRIER SERVICES	B-2

B.3	PAYMENT SCHEDULE

Payment shall be made in accordance with the attached Exhibit B-l payment schedule.

(End of Clause)

B.4	RESERVED

(End of Clause)

B.5	AVAILABLE SUBCONTRACT FUNDING

There is presently available for payment and allotted to this subcontract the amount of $23,697,713.00. It is estimated that this amount will cover payments through March 31, 2005. The parties contemplate that the Buyer will allot additional funds incrementally to the subcontract up to the full amount specified in the payment schedule.

If, after notification, additional funds are not allotted by the end of the period funded or another agreed-upon date, upon the seller’s written request the Buyer will issue a stop work order for this subcontract in accordance with the provisions of the Stop Work Order clause of this subcontract.

Buyer is not obligated to pay seller amounts in excess of the total amount allotted to this subcontract by this clause. Seller agrees that failure to allot funds in accordance with the payment schedule will not change any of the prices therein. Nothing in this clause shall affect the right of Buyer to terminate this subcontract.

(End of Clause)

[END OF SECTION]

Document No.	Acquisition Title	Page No.

Purchase Order No. GF80726B11
SECTION C	COMMERCIAL CARRIER SERVICES	C-1

SECTION C

DESCRIPTION/SPECIFICATIONS/WORK STATEMENTS

C.1	SCOPE OF WORK

The subcontractor shall provide all personnel, materials, and facilities (except as otherwise provided for in this subcontract) necessary to perform those functions set forth in the attached Statement of Work for Commercial Carrier Services.

(End of Clause)

[END OF SECTION]

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Purchase Order No. GF80726B11
SECTION D	COMMERCIAL CARRIER SERVICES	D-1

SECTION D

PACKAGING AND MARKING

D.1	LISTING OF CLAUSES INCORPORATED BY REFERENCE

I.	FEDERAL ACQUISITON REGULATION (48 CHAPTER 1) CLAUSES:

None included by reference.

II.	NASA FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES:

Clause Number	Title

None included by reference

D.2	NFS 1852.211-70 PACKAGING, HANDLING, AND TRANSPORTATION (JUN 2000)

(a) The subcontractor shall comply with NPG 6000.1E, “Requirements for Packaging, Handling, and Transportation for Aeronautical and Space Systems, Equipment, and Associated Components”, dated April 26, 1999, as may be supplemented by the statement of work or specifications of this subcontract, for all items designated as Class I, II, or III.

(b) The subcontractor’s packaging, handling, and transportation procedures may be used, in whole or in part, subject to the written approval of Lockheed Martin, provided (1) the subcontractor’s procedures are not in conflict with any requirements of this subcontract, and (2) the requirements of this subcontract shall take precedence in the event of any conflict with the subcontractor’s procedures.

(c) The subcontractor must place the requirements of this clause in all subcontracts for items that will become components of deliverable Class I, II, or III items.

(End of Clause)

D.3	JSC MARKING INSTRUCTIONS

Transportation Officer, Building 421, NASA Johnson Space Center, 2101 NASA Road 1, Houston, TX 77058-3696

Document No.	Acquisition Title	Page No.

Purchase Order No. GF80726B11
SECTION D	COMMERCIAL CARRIER SERVICES	D-2

In addition, special marks or ultimate consignment will be shown as:

Mark for:	Accountable Property Officer {subcontractor fill in}
Mark with:	Purchase Request No.: {subcontractor fill in}
Contract Number: {subcontractor fill in}

For re-issue to:                      {subcontractor fill in}

(End of Clause)

D.4	KSC 52.247-92 MARKING INSTRUCTIONS (NOV 2000)

Transportation Officer, NASA J-BOSC Warehouse, Building M6-744 Kennedy Space Center, Florida 32899

In addition, special marks or ultimate consignee will be shown as:

Marked For:

NASA Transportation Office

CAPPS Warehouse, Building M6-698

Kennedy Space Center, FL 32899

Contract # {subcontractor fill in}

(End of Clause)

[END OF SECTION]

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Purchase Order No. GF80726B11
SECTION E	COMMERCIAL CARRIER SERVICES	E-1

SECTION E

INSPECTION AND ACCEPTANCE

E.1	LISTING OF CLAUSES INCORPORATED BY REFERENCE

I.	FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES:

Clause Number	Title
None included by reference

II.	NASA FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES:

Clause Number	Title
1852.246-73	Human-Space Flight Item (MAR 1997)

E.2	Reserved

(End of Clause)

E.3	INSPECTION AND ACCEPTANCE

Final inspection and acceptance shall be accomplished by Lockheed Martin at any of the locations specified in the statement of work where services shall be provided. Acceptance of flight and ground hardware and integration and operations services shall be by individual flight.

(End of Clause)

E.4	SUBMISSION OF MATERIAL INSPECTION AND RECEIVING REPORTS

Material Inspection and Receiving Reports (DD Form 250) are only required for equipment and hardware deliveries and system turnovers to the government. DD Form 250s will normally be signed by the government within 30 days of contractor submission. If Lockheed Martin is required to submit any DD Form 250 in relation to this subcontract, subcontractor agrees to furnish any necessary assistance and information to complete the DD Form 250(s).

(End of Clause)

[END OF SECTION]

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Purchase Order No. GF80726B11
SECTION F	COMMERCIAL CARRIER SERVICES	F-1

SECTION F

DELIVERIES OR PERFORMANCE

F.1	LISTING OF CLAUSES INCORPORATED BY REFERENCE

I.	FEDERAL ACQUISITON REGULATION (48 CHAPTER 1) CLAUSES:

Clause Number	Title

52.242-15	Stop-Work Order (AUG 1989)

II.	NASA FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES:

1852.247-73	Bills of Lading (JUN 2002)

F.2	JSC 52.247-95 FLIGHT ITEM (SEP 1989)

Block 16 of each DD Form 250 prepared for hardware or equipment to be shipped under this contract must be annotated as follows in 1/4-inch letters or larger by handprinting or rubber stamp:

“THIS IS A FLIGHT ITEM” or “THIS IS MISSION ESSENTIAL GROUND SUPPORT EQUIPMENT”, as applicable.

(End of Clause)

F.3	KSC SHIPPING INSTRUCTIONS

Ship to:

Transportation Office, NASA

CAPPS Warehouse, Bldg. M6-698

Kennedy Space Center, FL 32899

For re-issue to:              {subcontractor fill in}

(Name) (Mail Code) (Bldg.) (Rm.)

Note: See Section D for special marking instructions that may be required.

(End of Clause)

Document No.	Acquisition Title	Page No.

Purchase Order No. GF80726B11
SECTION F	COMMERCIAL CARRIER SERVICES	F-2

F.4	PLACE OF PERFORMANCE

This contract may be performed at:

(1)	Johnson Space Center and the immediate surrounding geographical area

(2)	John F. Kennedy Space Center and the immediate surrounding geographical area

(3)	Other work locations in and outside the United States in support of the statement of work requirements.

(End of Clause)

F.5	PERIOD OF PERFORMANCE

The period of performance of this subcontract shall be in accordance with the schedule in Section B.

(End of Clause)

F.6	DELIVERIES

Deliverable items in accordance with the Statement of Work

(End of Clause)

F.7	OPTION FOR EAS

Buyer may exercise the option Line Item 10 of Table B-2 for Early Ammonia Servicer (EAS) by providing written notice to the seller at least 20 calendar days prior to the start of the EAS integration template.

(End of Clause)

F.8	OPTION FOR ADDITIONAL FRAM SITES

Buyer may exercise an option Line Item 11 of Table B-2 for additional FRAM sites by providing written notice to seller at least 20 calendar days prior to the start of the FRAM site integration template.

(End of Clause)

[END OF SECTION]

Document No.	Acquisition Title	Page No.

Purchase Order No. GF80726B11
SECTION G	COMMERCIAL CARRIER SERVICES	G-1

SECTION G

CONTRACT ADMINISTRATION DATA

G.1	LISTING OF CLAUSES INCORPORATED BY REFERENCE

I.	FEDERAL ACQUISITION REGULATION (48 CHAPTER 1) CLAUSES:

None included by reference.

II.	NASA FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES:

CLAUSE Number	Title
1852.245-70	Contractor Requests for Government-Owned Equipment (JUL 1997)

1852.245-73	Financial Reporting of NASA Property in the Custody of Contractors (OCT 2003)

(End of Clause)

G.2	RESERVED

(End of Clause)

G.3	SUBMISSION OF VOUCHERS FOR PAYMENT

(a) The designated billing office for invoices is the following:

Lockheed Martin Integrated Systems

Accounts Payable

P O Box 57639

Webster, Texas 77598

(b) In the event that amounts are withheld from payment in accordance with provisions of this subcontract, a separate voucher for the amount withheld will be required before payment for that amount may be made.

Document No.	Acquisition Title	Page No.

Purchase Order No. GF80726B11
SECTION G	COMMERCIAL CARRIER SERVICES	G-2

(c) It is the responsibility of the subcontractor to notify Lockheed Martin immediately upon discovery of an overpayment made by Lockheed Martin. Subcontractor agrees to work with Lockheed Martin to arrive at a schedule for repayment.

(End of Clause)

G.4	RESERVED

(End of Clause)

G.5	TECHNICAL DIRECTION

If, in the subcontractor’s opinion, any instruction or direction provided by the Buyer constitutes a change to the subcontract, the subcontractor shall not proceed and shall notify the Buyer in writing within 4 working days after receiving it and shall request the Buyer to take action as described in this clause. Upon receiving this notification, the Buyer shall either issue an appropriate contract modification within a reasonable time or advise the subcontractor in writing within 30 days that the instruction or direction is—

(1) Rescinded in its entirety; or

(2) Within the requirements of the subcontract and does not constitute a change under the changes clause, and that the subcontractor should proceed promptly with its performance.

(End of Clause)

G.6	Reserved

(End of Clause)

G.7	INSTALLATION-ACCOUNTABLE GOVERNMENT PROPERTY

(a) Government property described in the clause at 1852.245-77, List of Installation-Accountable Property and Services, may be made available to the subcontractor on a no-charge basis for use in performance of this subcontract. This property shall be utilized only within the physical confines of the NASA installation that provided the

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Purchase Order No. GF80726B11
SECTION G	COMMERCIAL CARRIER SERVICES	G-3

property. Under this clause, the Government retains accountability for, and title to, the property, and the subcontractor assumes the following user responsibilities:

PROPERTY CUSTODIAN RESPONSIBILITIES: REFERENCE NPG 4200.2

Chapter 2: Responsibilities

Section 2.3. Property Custodians

Section 2.4 Full Time Property Custodians

Paragraphs 2.4.1 and 2.4.2

Chapter 4: Operational Procedures

Section 4.2 Identification of Equipment

Paragraphs 4.2.8, 4.2.9, 4.2.10,

Section 4.3. Standard NEMS Reports for Property Custodians.

Paragraphs 4.3.1 through 4.3.4.5

Section 4.4. Inventory Procedures.

Paragraphs 4.4.1 through 4.4.5

Chapter 5. (Entire Content)

User Responsibilities: Reference Document (NPG 4200.2)

Chapter 2.

2.7. Responsibility of the Individual. The subcontractor shall ensure that each of its employees are responsible for Government property as follows: An employee has a duty to protect and conserve Government property and shall not use such property, or allow its use, for other than authorized purposes. Additional responsibilities include the following:

2.7.1. Reporting any missing or un-tagged (meeting the criteria for control) equipment, transfer, location change, or user change of equipment to the property custodian immediately.

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Purchase Order No. GF80726B11
SECTION G	COMMERCIAL CARRIER SERVICES	G-4

2.7.2. Notifying the property custodian, supervisor, and the Center security officer immediately if theft of Government property is suspected.

2.7.3. Ensuring that equipment is used only in pursuit of approved NASA programs and projects.

2.7.4. Notifying the property custodian of equipment not actively being used for determination of proper disposition.

2.7.5. Ensuring that equipment is returned through the property custodian when no longer needed. Under no circumstances will an employee throw away Government equipment.

2.7.6. Assigned users retain all responsibilities including notifying property custodians of all activity associated with the user’s assigned equipment.

2.8. The subcontractor must ensure that all on-site subcontractor employees notify the Buyer, property custodian, and SEMO upon termination of employment.

Chapter 4.

4.2.11. The user will assist the custodian in completing NF 1618 and sign in the designated block.

The subcontractor shall establish and adhere to a system of written procedures for compliance with these user responsibilities.

(b)(1)	The official accountable record keeping, physical inventory, financial control, and reporting of the property subject to this clause shall be retained by the Government and accomplished by the installation Supply and Equipment Management Officer (SEMO) and Financial Management Officer. Center Administrative requirements are spelled out in JPG 5151.2, JSC Support Contractor Procedures & Guidelines. If this subcontract provides for the subcontractor to acquire property, title to which will vest in the Government, the following additional procedures apply:

(i)	The subcontractor’s purchase order shall require the vendor to deliver the property to the installation central receiving area;

(ii)	The subcontractor shall furnish a copy of each purchase order, prior to delivery by the vendor, to the installation central receiving area:

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Purchase Order No. GF80726B11
SECTION G	COMMERCIAL CARRIER SERVICES	G-5

(iii)	The subcontractor shall establish a record of the property as required by FAR 45.5 and 1845.5 and furnish to the Industrial Property Officer a DD Form 1149 Requisition and Invoice/Shipping Document (or installation equivalent) to transfer accountability to the Government within 5 working days after receipt of the property by the subcontractor. The subcontractor is accountable for all contractor-acquired property until the property is transferred to the Government’s accountability.

(iv)	Subcontractor use of Government property at an off-site location and off-site second tier subcontractor use require advance approval of the Buyer and notification of the SEMO. The subcontractor shall assume accountability and financial reporting responsibility for such property. The subcontractor shall establish records and property control procedures and maintain the property in accordance with the requirements of FAR Part 45.5 until its return to the installation.

(2)	After transfer of accountability to the Government, the subcontractor shall continue to maintain such internal records as are necessary to execute the user responsibilities identified in paragraph (a) and document the acquisition, billing, and disposition of the property. These records and supporting documentation shall be made available, upon request, to the SEMO and any other authorized representatives of the Buyer.

(End of Clause)

G.8	LIST OF INSTALLATION-ACCOUNTABLE PROPERTY AND SERVICES

In accordance with the clause Installation - Accountable Government Property the subcontractor is authorized use of the types of property and services listed below, to the extent they are available, in the performance of this subcontract within the physical borders of the installation which may include buildings and space owned or directly leased by NASA in close proximity to the installation, if so designated by Buyer.

(a) Reserved.

(b) General - and special-purpose equipment.

(1) Equipment to be made available is TBD. The Government retains accountability for this property under the clause Installation-Accountable Government Property, regardless of its authorized location.

(2) If the subcontractor acquires property, title to which vests in the Government pursuant to other provisions of this subcontract, this property also shall become

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SECTION G	COMMERCIAL CARRIER SERVICES	G-6

accountable to the Government upon its entry into Government records as required by the clause Installation-Accountable Government Property.

(3) The subcontractor shall not bring to the installation for use under this subcontract any property owned or leased by the subcontractor, or other property that the subcontractor is accountable for under any other Government contract, without the Buyer’s prior written approval.

(c) The user responsibilities of the subcontractor are defined in paragraph (a) of the clause Installation-Accountable Government Property.

(End of Clause)

G.9	RESERVED

(End of Clause)

G.10	JSC 52.204-91 SECURITY/BADGING REQUIREMENTS FOR FOREIGN NATIONAL VISITORS AND EMPLOYEES/REPRESENTATIVES OF FOREIGN CONTRACTORS (MAR 2002)

(a) An employee of a domestic Johnson Space Center (JSC) contractor or its subcontractor who is not a U.S. citizen (foreign national) may not be admitted to the JSC site for purposes of performing work without special arrangements. In addition, all employees or representatives of a foreign JSC contractor/subcontractor may not be admitted to the JSC site without special arrangements. For employees as described above, advance notice must be given to the Security Office of the host installation [JSC or White Sands Test Facility (WSTF)] at least 3 weeks prior to the scheduled need for access to the site so that instructions on obtaining access may be provided.

(b) All visit/badge requests for persons described in (a) above must be entered in the NASA Request for Request (RFR) and Foreign National Management System (NFNMS) for acceptance, review, concurrence and approval purposes. When an authorized company official requests a JSC or WSTF badge for site access, he/she is certifying that steps have been taken to ensure that its contractor or subcontractor employees, visitors, or representatives will not be given access to export-controlled or classified information for which they are not authorized. The authorized company officials shall serve as the contractor’s representative(s) in certifying that all visit/badge request forms are processed in accordance with JSC and WSTF security and export control procedures. No foreign national, representative, or resident alien contractor/subcontractor employee shall be granted access into JSC or WSTF until a completed RFR has been approved and processed through the NFNMS. Unescorted

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access will not be granted unless a favorable National Agency Check (NAC) has been completed by the JSC Security Office.

(c) The subcontractor agrees that it will not employ for the performance of work onsite at the JSC or WSTF any individuals who are not legally authorized to work in the United States. If the JSC or WSTF Industrial Security Specialist or the contracting officer has reason to believe that any employee of the contractor may not be legally authorized to work in the United States and/or on the subcontract, the subcontractor may be required to furnish copies of Form I-9 (Employment Eligibility Verification), U.S. Department of Labor Application for Alien Employment Certification, and any other type of employment authorization document.

The subcontractor agrees to provide the information requested by the JSC or WSTF Security Office in order to comply with NASA policy directives and guidelines related to foreign visits to NASA facilities so that (1) the visitor/employee/ representative may be allowed access to JSC or other NASA Centers for performance of this subcontract, (2) required investigations can be conducted, and (3) required annual or revalidation reports can be submitted to NASA Headquarters. All requested information must be submitted in a timely manner in accordance with instructions provided by JSC or any other Center to be visited.

(End of Clause)

G.11	JSC 52.242-92 IDENTIFICATION OF EMPLOYEES (MARCH 2002)

At all times while on Government property, the contractor, subcontractors, their employees and agents shall wear badges which will be issued by the NASA Contract and Pass Office, located in Building No. 110. Badges will be issued only between the hours of 7 a.m. and 4 p.m., Monday through Friday. Each individual who wears a badge will be required to sign personally for the badge. The subcontractor will be held accountable for these badges, and immediately after completion of the work they shall be returned to the NASA Contract Badge and Pass Office. Failure to turn in badges upon completion of the work may result in final payment being delayed.

(End of Clause)

G.12	KSC 52.204-90 SECURITY CONTROLS AT KSC (NOV 2000)

A.	Identification of Employees

1. The subcontractor shall require each employee engaged on the work site to display NASA-furnished identification badges and special access badges at all times. The

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subcontractor shall obtain and submit badging request forms for each person employed or to be employed by the subcontractor under this subcontract. The subcontractor shall designate its own security and badging officials to act as points-of-contact for the KSC Security Office. Prior to proceeding with onsite performance, the subcontractor shall submit the following information to the Protective Services Branch, Code TA-E2, Kennedy Space Center:

•	Contract number and location of work site(s)

•	Contract commencement and completion dates

•	Status as prime or subcontractor

d. Names of designated security and badging officials

2. Identification and badging of employees shall be accomplished as soon as practicable after award of the subcontract. During performance of the subcontract, the subcontractor shall, upon termination of an employee, immediately deliver badges and/or passes issued to the employee to the NASA Security Office. It is agreed and understood that all NASA identification badges/passes remain the property of NASA, and the Government reserves the right to invalidate such badges/passes at any time.

B.	Access to Controlled Areas within KSC

1. Certain areas within KSC have been designated as Controlled Areas. These are normally surrounded by fencing and have an entrance gate monitored by a guard or monitoring device. Access into such areas is classified into “escorted” or “unescorted” access. For each employee for which the subcontractor desires to have unescorted access, the prescribed forms must be submitted to the responsible NASA Center Security Office. Due to the time required to process requests for unescorted access, the subcontractor is advised to complete and submit the required forms as soon as practicable after subcontract award. Within 14 working days after the receipt of the forms, the responsible NASA Center Security Office will determine whether the person is eligible for unescorted access.

2. The prime contractor is responsible for providing escort services for any of his employees and/or any subcontractor employees who are not eligible for unescorted access.

All requests for unescorted access by subcontractors will be submitted through the prime contractor for forwarding to the NASA Security Office.

(End of Clause)

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SECTION G	COMMERCIAL CARRIER SERVICES	G-9

G.13	PROPERTY MANAGEMENT OF THE UNITED STATES ON-ORBIT SEGMENT (USOS) VEHICLE: ON-ORBIT ACCOUNTABILITY

The parties agree that the USOS Acceptance and ISS Vehicle Sustaining Contract will be accountable for the USOS Vehicle, as defined by the Government as Government Furnished Equipment (GFE), in connection with that contract. For purposes of this clause, USOS Vehicle GFE is defined as hardware: 1) installed on-orbit as part of the on-orbit vehicle configuration, 2) warehoused on-orbit, 3) warehoused on-ground (via Government depots, warehouses, storage facilities, etc.) that is destined for permanent operation in space, and 4) to be returned to earth for repair and refurbishment for subsequent storage and or re-manifest to the ISS.

Property subject to this clause is identified in TBD of this subcontract. The Cargo Mission contractor must report any loss, damage, or destruction of said property in their possession, or in the possession of its subcontractors, to the USOS Acceptance and ISS Vehicle Sustaining Contract Property Manager and the delegated NASA or DOD Government Property Administrator cognizant of the Integration Prime Contractors’ when the property is accountable to the NAS 15-10000 Contract. The parties agree to cooperatively communicate any such incidents or related issues to the NAS15-10000 Property Manager.

This clause does not add to or diminish the subcontractor’s rights, responsibilities, or obligations with respect to ISS property accountable to the USOS Acceptance and ISS Vehicle Sustaining Contract (NAS 15-10000) in their possession. In addition, this clause does not relieve the subcontractor from any other property provisions set forth in this subcontract.

(End of Clause)

G.14	JSC 52.223-92 JSC HAZARDOUS MATERIALS USE (DEC 1999)

(a) This clause is JSC-unique, and the requirements are in addition to any U.S. Environmental Protection Agency, U.S. Occupational Safety and Health Administration, or other state or Federal regulation or statute. Therefore, the following requirements do NOT supercede any statutory or regulatory requirements for any entity subject to this clause.

(b) “Hazardous materials,” for the purposes of this clause, consist of the following:

(1) Those materials defined as “highly hazardous chemicals” in Occupational Safety and Health Administration Process Safety Management Regulation, 29 Code of Federal Regulation 1010.119, without regard for quantity.

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(2) Those “extremely hazardous substances” subject to the emergency planning requirements in the Environmental Protection Agency Emergency Planning and Community Right-to-Know Regulation, 40 Code of Federal Regulation 355, Part 355, without regard for quantity.

(3) Those “hazardous substances” subject to the release notification requirements under Environmental Protection Agency’s Emergency Planning and Community Right-to-Know Regulation, 40 Code of Federal Regulation 302.4, without regard for quantity.

(4) Any radioisotope material or device that produces ionizing radiation.

(5) Any Class II, III, or IV laser as defined by the American National Standards Institute No. Z136.1 (1986)

(6) Any explosive or any pyrotechnics.

(7) Any pesticide.

(c) The subcontractor shall develop and maintain an inventory listing the identity and quantity of hazardous materials stored or used onsite at JSC for the performance of the subcontract.

(d) The subcontractor shall ensure that the proper training of its employees in the use and inherent hazards of these materials is accomplished prior to use.

(e) The subcontractor shall notify the JSC Occupational Health and Test Support Office (SD13) prior to any initial use or different application of these materials.

(f) The subcontractor shall use all hazardous materials properly and take all necessary precautions to ensure no harm is done to humans or the environment.

(g) The subcontractor shall insert the substance of this clause, including this Paragraph g with appropriate changes of designations of the parties, in subcontracts under which hazardous materials will be utilized, or may reasonably be expected to be utilized, onsite at JSC.

(h) In the event the subcontractor fails or refuses to comply with any aspect of this clause, such failure or refusal may be considered a material breach of this subcontract.

(End of Clause)

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SECTION G	COMMERCIAL CARRIER SERVICES	G-11

G.15	WORK ELIGIBILITY

All subcontractor personnel performing under this subcontract within the United States shall be U. S. Citizens or permanent legal residents of the United States who possess valid documentation issued by the appropriate U. S. Government Agency. Transfer of data to foreign persons shall be in accordance with the provisions of Clause H.26, NFS 1852.225-70 incorporated by Section H and Corpdoc 2B of Section I, and Paragraph 11 of Corpdoc 2 incorporated by Section I.

(End of Clause)

[END OF SECTION]

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SECTION H	COMMERCIAL CARRIER SERVICES	H-1

SECTION H

SPECIAL CONTRACT REQUIREMENTS

H.1	LISTING OF CLAUSES INCORPORATED BY REFERENCE

I. FEDERAL ACQUISITION REGULATION (48 CHAPTER 1) CLAUSES:

None included by reference.

II. NASA FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES:

Clause Number	Title
1852.208-81	Restrictions on Printing and Duplicating (OCT 2001)

1852.223-70	Safety and Health (APR 2002)

1852.225-70	Export Licenses (FEB 2000) and (Alternate 1) (FEB 2000) and Para (b) insert: Kennedy Space Center, Johnson Space Center or Marshall Space Flight Center

1852.228-72	Cross-Waiver of Liability for Space Shuttle Services (SEP 1993)

1852.228-76	Cross-Waiver of Liability for Space Station Activities (DEC 1994)

1852.244-70	Geographic Participation in the Aerospace Program (APR 1985)

1852.246-70	Mission Critical Space System Personnel Reliability Program (MAR 1997)

(End of Clause)

H.2	Reserved

(End of Clause)

H.3	REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS

The General Provisions incorporated in Section I of this subcontract include self-certification statements including but not limited to Certification Regarding

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Debarment, Suspension, Proposed Debarment and Other Responsibility Matters, Previous Contracts and Compliance Reports, and Affirmative Action Compliance. Subcontractor has previously acknowledged receipt and affirmative acceptance of the self-certification requirements.

(End of Clause)

H.4	SUPERSEDING OF LETTER CONTRACT

This subcontract supersedes Letter Contract No. GF80726B11 dated 18 February 2004 and all modifications thereto in its entirety, except the Service Module Debris Panel (SMDP) and Change Requests (CR’s). All effort performed and payments made under the letter contract are considered effort performed and payments made under this subcontract. This subcontract is the definitive subcontract contemplated by Lockheed Martin and subcontractor in the letter contract. The SMDP and CR’s are not definitized by this subcontract.

(End of Clause)

H.5	JSC 52.227-91 (LIMITED) RELEASE OF CONTRACTOR CONFIDENTIAL BUSINESS INFORMATION (CBI) (MAY 2002)

(a) NASA may find it necessary to release information submitted by the subcontractor pursuant to the provisions of this subcontract, to individuals not employed by NASA. Business information that would ordinarily be entitled to confidential treatment may be included in the information released to these individuals. Accordingly, by signature on this subcontract, the subcontractor hereby consents to a limited release of its Confidential Business Information (CBI).

(b) Possible circumstances where the Agency may release the subcontractor’s CBI include the following:

(1) To other Agency contractors and subcontractors, and their employees tasked with assisting the Agency in handling and processing information and documents in the administration of Agency contracts, such as providing post-award audit support and specialized technical support to NASA.

(2) To NASA contractors and subcontractors, and their employees engaged in information systems analysis, development, operation, and maintenance, including performing data processing and management functions for the Agency.

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(c) NASA recognizes its obligation to protect the subcontractor from competitive harm that could result from the release of such information to a competitor. Except where otherwise provided by law, NASA will permit the limited release of CBI under subparagraphs (1) or (2) only pursuant to non-disclosure agreements signed by the assisting contractor or subcontractor, and their individual employees who may require access to the CBI to perform the assisting contract.

(d) NASA’s responsibilities under the Freedom of Information Act are not affected by this clause.

(e) The subcontractor agrees to include this clause, including this paragraph (e), in all subcontracts at all levels awarded pursuant to this subcontract that require the furnishing of CBI by the subcontractor.

(End of Clause)

H.6	KSC 52.223-97 HAZARDOUS WASTES (FEB 1999)

Hazardous and controlled waste shall be managed in accordance with all applicable statutes, rules, orders and regulations which may include but are not limited to 40 CFR Parts 260 - 268, 273, 279, and 761, KHB 8800.7 “Hazardous Waste Management,” and as outlined below. In no case shall hazardous waste be transported from KSC by the subcontractor or his representatives

A. The subcontractor will be responsible for identifying processes and operations, and the location and nature of all potentially hazardous and controlled waste including any chemicals, paints, solvents, petroleum, oil and lubricant (POL) products, and their containers, as defined in 40 CFR Parts 261, 273, 279, or 761. Copies of Material Safety Data Sheets and a completed KSC Form 25-551 “Process Waste Questionnaire” shall be prepared by the subcontractor for each material which may be generated as a waste and be provided to the Buyer 14 days prior to the start of the waste generation process. No substances shall be delivered to KSC without the appropriate Material Safety Data Sheets.

B. The Buyer will obtain a “Technical Response Package” (TRP) containing a hazard determination, and analytical, packaging, labeling, and disposal requirements per KHB 8800.7 (as revised). This information will be forwarded to the subcontractor within 30 calendar days after receipt of a Process Waste Questionnaire. The TRP will also provide any site specific waste management requirements generated because of the contractors work plan.

C. An on-site satellite waste accumulation area will be established by the subcontractor within 50 ft. and within sight of any point where hazardous or controlled wastes maybe generated. If a satellite accumulation area must be

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more than 50 ft. from the point of generation, or out of sight of the generator, a written request must be provided to the Buyer 14 days prior to the start of the waste generating process. The subcontractor must receive written approval of the variance prior to placing the satellite site in service. Potential or identified hazardous and/or controlled wastes will be stored in the appropriate containers and properly labeled inside the accumulation area in accordance with KHB 8800.7 (as revised). The Environmental Protection Agency has set the following standards for wastes collected at satellite accumulation areas:

1. Hazardous wastes at satellite accumulation areas must be collected in containers.

2. No more than 55 gallons of hazardous waste or 1 quart of acutely hazardous wastes may be accumulated.

3. If more than 55 gallons of waste or 1 quart of acutely hazardous waste is generated, the container holding the excess waste must be marked with the date the excess waste began accumulating. Within three days, the excess waste will be transferred to a 90-day accumulation point or a permanent treatment, storage, and disposal facility in accordance with paragraph’s “F” and “G” below.

4. Containers must be labeled with either the words “Hazardous Waste” or with other words which identify the contents of the drum in accordance with KHB 8800.7 (as revised).

5. The waste being placed in the container must be compatible with the container.

6. A container holding hazardous waste must always be kept closed during accumulation except when it is necessary to add or remove waste.

D. DOT compliant storage containers will be provided to the subcontractor, by the government, as required during the subcontract performance period. The Buyer will arrange for the containers to be available at the J-BOSC Supply Building, M6-744, at the request of the construction contractor. The subcontractor will request storage containers in writing from the Buyer a minimum of 3 days prior to the required need date. The subcontractor will be responsible for transporting the containers from building M6-744 to the project site.

E. At the request of the subcontractor, the Buyer will provide any analytical support required by the TRP. The Buyer will arrange for all sampling and testing of potentially hazardous or controlled waste.

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F. Within 48 hours of having waste ready for disposal, the subcontractor shall notify the Buyer to arrange for pick-up and removal. Documentation including the waste type, quantity, locations, and organization responsible for the waste will be provided on KSC Form 26-541, “Hazardous Waste Manifest,” to the Buyer when requesting disposal services and to the disposal personnel at the time of the waste pick-up.

G. If more than 55 gallons of hazardous waste are generated at a satellite accumulation site, the subcontractor will be responsible for delivering the accumulated waste to a 90 day staging site within 3 days of the date on which the excess waste began to accumulate. A 90 day staging site will be made available to the subcontractor, at KSC, as required. The subcontractor shall notify the Buyer a minimum of 24 hours prior to delivering a drum to a 90 day staging site. The subcontractor will provide KSC Form 26-541, “Hazardous Waste Manifest”, to the Buyer and to the manager of the 90 day staging site, when delivering the waste.

H. The subcontractor will be responsible to ensure all personnel involved in the management of hazardous or controlled wastes have been properly trained in accordance with 40 CFR 265.16. A list of all properly trained individuals involved in the performance of this subcontract will be provided to the Buyer prior to the start of any waste generating processes. The Buyer may at any time during the course of the subcontract performance period require the subcontractor to provide individual training records for any employee involved in the performance of this subcontract, and the contents of the course or courses completed to satisfy the training requirements. Attendance at KSC Training Course QG-211 “Hazardous Waste Management” will satisfy these training requirements.

I. The subcontractor shall make all reasonable and safe efforts to contain and control any spills that may occur. Any occurrence of a pollution incident or spill will be reported immediately (by phone) to the Emergency 911 (861-7911 from a non 867/861 exchange), then to the Buyer. The subcontractor will document the incident or spill on KSC Form 21-555, “Pollution Incident Report” and submit it to the Buyer within 24 hours of the incident.

J. The following is a partial list of hazardous and controlled waste that may occur on a construction project. This list is NOT to be considered all inclusive but merely for example. Hazardous wastes are defined and listed in the detail in the Resource Conservation and Recovery Act of 1976 and are to be determined in accordance with 40 CFR 261.

EXAMPLES OF CONTROLLED AND HAZARDOUS WASTES:

1. Discarded products or process wastes exhibiting the following characteristics

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SECTION H	COMMERCIAL CARRIER SERVICES	H-6

a. Ignitability; flash point less than or equal to 140 deg F (e.g. paints, alcohols, petroleum naptha)

b. Corrosivity; pH less than or equal to 2 or greater than or equal to 12.5 (e.g. etching acids, battery electrolytes, caustic cleaners)

c. Reactivity; (e.g. cyanide bearing products, water reactive materials or explosives)

d. Toxicity; containing heavy metals, chlorinated solvents, or pesticides above regulatory limits (e.g chromium > 5 ppm, lead > 5 ppm, trichloroethylene > 0.5 ppm)

2. Spent toxic solvents and solvent contaminated materials (e.g. solvent 113, MEK, 1, 1, 1- trichloroethane)

3. Unused commercial chemical products, or spill residues thereof, listed by the USEPA (e.g benzene, carbon tetrachloride, trichlorofluoromethane)

4. Empty aerosol cans

5. Used oils, petroleum products containing dirt or water

6. Filters, rags and absorbents containing petroleum product residues

7. Asbestos containing materials

8. Detergent solutions or process rinse water

9. Lighting ballasts

10. Abrasive blast materials containing paint particulates

11. Wastewater containing ethylene glycol, alcohol, Freon 113, chlorine, etc.

12. Waste solvents and mixtures, wipes, rags, and applicators used with solvents (alcohol, Freon, MEK, acetone, trichloroethene, etc.)

13. Welding or soldering fluxes

14. Electrolytes, acids, corrosives, etchants and associated equipment and debris

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15. Paint strippers

16. Paint and primer liquids and clean up thinners

17. Unused/defective catalysts

18. Uncured or improperly mixed sealants and adhesives

19. Fluorescent light bulbs

(End of Clause)

H.7	KSC 52.223-94 HAZARD COMMUNICATION (JUL 2002)

A. In order to comply with Federal, OSHA, and State Regulations, the subcontractor shall participate in the KSC Chemical Hazard Communication Program as implemented by KNPD 1800.2, KSC Hazard Communication Program.

B. The subcontractor shall coordinate submission of hazardous material safety data, to the NASA/KSC Materials Safety Data Sheet Archive, with the Joint Base Operations Support Contract MSDS Program Administrator.

(End of Clause)

H.8	KSC 52.242-90 CONTROLS APPLICABLE TO CONTRACTOR’S ACTIVITIES (AUG 2002)

The below listed Kennedy Space Center publications and subsequent revisions thereof are applicable to this subcontract and are incorporated herein by reference. These publications prescribe regulatory procedural criteria, which are applicable to the subcontractor. The subcontractor, upon receipt of notice of noncompliance with any provisions of the below listed publications from the Contracting Officer or his representatives or Buyer, shall promptly take corrective action.

JHB 2000	Consolidated Comprehensive Emergency Management Plan

KHB 1200.1	Facilities, Systems, And Equipment Management Handbook

KHB 1610.1	KSC Security Handbook

KHB 1710.2	Kennedy Space Center Safety Practices Handbook

KMI 1710.18	KSC Safety Assurance Policy

KNPD 1800.2	Hazard Communication Program

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SECTION H	COMMERCIAL CARRIER SERVICES	H-8

KMI 1810.1	KSC Occupational Medicine Program On-site Contractors shall comply with Attachment D, KSC Skin Cancer Prevention Program

KMI 1860.1	KSC Radiation Protection Program

KHB 1870.1	KSC Sanitation Handbook

KHB 2570.1	KSC Radio Frequency Spectrum Management Handbook

KHB 4000.1	Supply Support System Manual, Part 5, Equipment Management

KHB 8800.6	KSC Environmental Control Handbook

KHB 8800.7	Waste Management Handbook

KMI 8800.8	KSC Environmental Management

(End of Clause)

H.9	FLIGHT INSURANCE

A. The Government recognizes that in order to fulfill certain of its obligations under the Cargo Mission Contract, Lockheed Martin intends to subcontract with the subcontractor for lease of its carrier hardware for use during ISS assembly missions. The parties agree that the space flight insurance market is volatile and that the subcontractor will be desirous of protecting its carrier hardware from total loss through insurance.

B. In order for any space flight insurance costs incurred by the subcontractor to be allowable as part of the subcontract price under the Cargo Mission Contract, the subcontractor will provide a copy of its insurance policy for Government review and will include a statement, executed by a corporate official of the subcontractor with binding contractual authority, of all insurance coverage applicable to the flight asset hardware to be flown on contracted missions. The NASA Contracting Officer’s written approval is a condition precedent to the allowability of the subcontractor’s space flight insurance costs as part of the subcontract price under the Cargo Mission Contract or any other Government contract. The insurance policy shall contain the information as required below:

Identification of the subcontractor’s insurance broker along with the name and phone number of an authorized representative that is available for discussion regarding any aspect of the submission.

The name of the insurance company and broker contacted together with the phone number of a point of contact.

The date of the contacts.

The amount of insurance discussed, the point of contact for those discussions and the items to which all insurance was to relate.

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The quoted cost and amount of insurance being offered, if any, and a full description of the policies being offered as described below.

A description of the types of insurance provided (including the extent to which the subcontractor is self-insured or intends to self-insure), with emphasis on identifying the risks insured against and the coverage extended to persons and property;

Dollar limits per occurrence and annually, as well as any other limits, for relevant segments of the total insurance coverage;

Deductibles, if any, applicable to losses under the policies;

Any exclusions from coverage under such policies for unusually hazardous or nuclear risks; and

The controlling or limiting factors for determining the amount of financial protection the subcontractor is to provide and maintain, with information regarding the availability, cost, and terms of additional insurance or other forms of financial protection.

C. In the event the subcontractor is able to obtain space flight insurance, allowability of the cost as part of the subcontract price under the Cargo Mission Contract is subject to the written approval of the NASA Contracting Officer. In no event may the allowable cost for such insurance exceed eight percent (8%) of the carrier hardware replacement costs listed in Table 1 “Carrier Hardware Replacement Cost” below. This limitation will only be in effect for contracted mission launches through December 31, 2006. Should one or more of the subcontractor’s missions be delayed beyond this date, Lockheed Martin will propose a new limitation for allowable insurance costs for consideration by the Government.

The subcontractor agrees to a waiver of liability pursuant to which the subcontractor waives all claims against NASA, Lockheed Martin and its other Cargo Mission Contract subcontractors, and other NASA prime contractors and subcontractors based on loss or damage to SPACEHAB hardware arising out of Shuttle or International Space Station activities on Earth, in outer space, or in transit between Earth and outer space performed in furtherance of the Cargo Mission Contract whatever the legal basis for such claims, including, but not limited to, delict and tort.

D. TABLE 1 Carrier Hardware Replacement Cost

Carrier Hardware	Replacement Cost
ICC-G	$1,000,000.00
KYA	$2,000,000.00
SHOSS Box	$561,456.00
PFAP	$674,445.00
LSM	$43,896,873.00
Tunnel	$1,375,000.00

(End of Clause)

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SECTION H	COMMERCIAL CARRIER SERVICES	H-10

H.10	Reserved

H.11	Reserved

H.12	Reserved

H.13	Reserved

H.14	DATA RIGHTS NOTICE

A. Any proposal submitted during the course of subcontract performance must expressly identify any computer software or technical data that is to be provided with less than unlimited data rights. The subcontractor shall notify the Buyer in writing prior to incorporating any item, component, subcomponent, process, or software, wherein the related technical data or computer software qualifies as limited rights data or restricted computer software in accordance with Alternate II and III of FAR 52.227-14 and NFS 1852.227-86. This notification does not apply to commercial off-the-shelf (shrink-wrapped) computer software, and corresponding documentation, that has a standard commercial license unless the software is to be incorporated as a subcomponent in a developmental effort.

B. Technical data and computer software delivered shall not be marked with restrictive legends unless the Buyer has given prior written consent.

C. All license agreements shall be compliant with Federal laws, regulations and the terms and conditions of this subcontract and shall be transferable to the government upon completion of the subcontract without additional cost to the Government. One copy of the final negotiated license agreement shall be forwarded to Buyer within 20 days of agreement to ensure compliance.

(End of Clause)

H.15	RESTRICTED RIGHTS NOTICE

A. Alternate III of FAR 52.227-14, Rights in Data – General.

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SECTION H	COMMERCIAL CARRIER SERVICES	H-11

1. Paragraph (b)(1) of Alternate III of FAR 52.227-14, Rights in Data – General, is hereby deleted and the following paragraph (b)(1) is substituted in lieu thereof:

(b)(1) Used or copied for use in or with multiple computers provided they are not used simultaneously, including use at any government installation to which such computers may be transferred.

2. The following is added as paragraph (b)(7) of Alternate III of FAR 52.227-14:

(b)(7) Used on multiple computers for network applications.

B. NASA FAR Supplement (NFS) 1852.227-86, Commercial Computer Software –Licensing.

1. Paragraph (d)(2)(i) of NFS 1852.227-86, is hereby deleted and the following paragraph (d)(2)(i) is substituted in lieu thereof:

(d)(2)(i) Used or copied for use in or with multiple computers provided they are not used simultaneously, including use at any government installation to which such computers may be transferred.

2. The following is added as paragraph (d)(2)(v) of NFS 1852.227-86:

(d)(2)(v) Used on multiple computers for network applications.

(End of Clause)

H.16	LIMITED RIGHTS DATA NOTICE

A. Notwithstanding any other terms and conditions of this subcontract, the Government shall have the right to disclose technical data marked as limited rights data outside of the Government, without obtaining permission from the subcontractor, under the following circumstances:

1. Use (except for manufacture) by support service contractors.

2. Evaluation by non-government evaluators.

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3. Use (except for manufacture) by other contractors participating in the Government’s program of which the specific contract is a part, for information and use in connection with the work performed under each contract.

4. Emergency repair or overhaul work.

5. Release to a foreign government, or instrumentality thereof, as the interests of the United States Government may require, for information or evaluation, or emergency repair or overhaul work by such government.

B. Prior to disclosure, except in emergency circumstances as identified in paragraphs 4 and 5 above, the Government shall require the recipient to sign an agreement, provided by and acceptable to the subcontractor, to protect the data from unauthorized use and disclosure. The subcontractor shall provide a copy of the acceptable nondisclosure agreement to the Buyer upon request.

(End of Clause)

H.17	MANAGEMENT AND PROTECTION OF DATA OF THIRD PARTIES

A. It is possible that the subcontractor may have access to, be furnished, or use, the following types of data (recorded information) in performance of this subcontract:

1. Data of third parties bearing limited rights or restricted rights notices submitted either to NASA or directly to the Buyer or subcontractor: or

2. Other data of third parties, which NASA has agreed to handle under protective arrangements;

B. In order to protect the interests of the government and the interests of other owners of such data, the subcontractor agrees with respect to data in category 1 above, and with respect to any data in category 2 when so identified by NASA or Buyer, to:

1. Use and disclose such data only to the extent necessary to perform the work required under this subcontract, with particular emphasis on restricting the data to employees having a “need to know”;

2. Preclude disclosure of such data outside subcontractor’s organization performing work under this subcontract without written consent of the Buyer. The subcontractor’s organization includes support contractors to

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the extent they are subject to the same requirements regarding protection of 3rd party data; and

3. Return or dispose of such data as directed by the Buyer or the furnishing third party owner when such data is no longer needed for subcontract performance.

(End of Clause)

H.18	SPECIAL COMPUTER SOFTWARE PROVISION

A. In addition to any restricted or unrestricted computer software specified elsewhere to be delivered under this subcontract, the subcontractor, upon request of the Buyer, shall deliver to the Government any computer software, including its documentation and available source code, which was created in performance of this subcontract.

B. The restricted and unrestricted rights in computer software acquired or created during the performance of this subcontract shall remain in the custody of the subcontractor until such time as the Buyer calls for the delivery thereof under paragraph A.

(End of Clause)

H.19	ASSOCIATE CONTRACTOR AGREEMENT FOR ISS OPERATIONS AND UTILIZATION ACTIVITIES

A. The success of the International Space Station (ISS) Program is dependent on the efforts of multiple contractors. The Cargo Mission contractor is a key participant.

B. In order to achieve efficient and effective implementation of the operation and utilization phase of the ISS, the Buyer shall establish the means for coordination and exchange of information with associate contractors. The subcontractor agrees to provide reasonable support to Buyer to implement the stated objectives.

(End of Clause)

H.20	INFORMATION INCIDENTAL TO CONTRACT ADMINISTRATION

A. With the exception of financial information, the Government shall have unlimited rights to use and distribute to third parties any administrative or

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management information developed by the subcontractor or a subcontractor at any tier in whole or in part for the performance of the subcontract or first produced in the performance of the subcontract, whether or not said information is specified as a subcontract deliverable, if created in whole or in part at Government expense. The Contracting Officer may, at any time during the subcontract performance or within a period 3 years after Government acceptance of all items to be delivered under this subcontract, order any administrative or management information developed by the subcontractor or a subcontractor at any tier in whole or in part for the performance of the subcontract or first produced in the performance of the subcontract.

B. The Contracting Officer may release the subcontractor from the requirements of this clause for specifically identified information at any time during the 3-year period set forth in paragraph A of this clause.

(End of Clause)

H.21	Reserved

(End of Clause)

H.22	Reserved

(End of Clause)

H.23	GOVERNMENT-PROVIDED RUSSIAN LANGUAGE AND LOGISTICS SERVICES (RLLS)

The subcontractor is authorized use of the following RLLS in performance of this subcontract or any subcontract entered into under this subcontract:

1.	Russian Translations

2.	Russian Interpretations

3.	Russian Language training

4.	Russian Logistics services (both in the U.S. and in Russia), including a) Ground Services (e.g. airport pickup/drop-off, transportation between hotels and meeting locations); b) Meeting Services (e.g. coordination of schedules, agendas, and protocols); c) Hotel Reservations at the Penta Hotel in Russia; and d) Visa Coordination.

The subcontractor upon identification of a need for RLLS shall promptly notify the Buyer. The Buyer shall provide instructions as to the point of contact for

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submitting a request for RLLS. Failure of the Government to provide adequate or timely RLLS shall entitle the subcontractor to an equitable adjustment in all affected contract terms and conditions, exclusive of any adjustment to fee. This provision, including this flow-down requirement, shall be inserted in all subcontracts where it is anticipated that RLLS may be necessary for contract performance.

(End of Clause)

H.24	Reserved

(End of Clause)

H.25	Reserved

(End of Clause)

H.26	ADDITIONAL EXPORT CONTROL REQUIREMENTS

In addition to the requirements established by NFS 1852.225-70 EXPORT LICENSES, the subcontractor is also required to perform the following tasks to ensure compliance with Department of Commerce and Department of State export control regulations.

1.	Provide to the Johnson Space Center (JSC) Export Services Team (EST), in writing, an advanced “notification to ship” for all program related exports (hardware, software and technical data) where NASA is considered the “U.S. Principal Party”. The following requirements shall be met by the subcontractor and its subcontractors, respectively, to use Department of Commerce or Department of State export licenses obtained by NASA and to use any NASA export license exceptions or exemptions as they apply to the International Space Station Program.

For all program related exports (hardware, software and technical data), submit the equivalent information described below to the Center Export Administrator (CEA) at the geographically closest NASA Space Flight Center (JSC, Marshall Space Flight Center (MSFC) or Kennedy Space Center (KSC)) according to the policies and procedures of that center. A courtesy copy of equivalent information submitted to MSFC or KSC shall be provided to the JSC CEA’s office. Provide copies of shipping documents for shipments made under a NASA Export License, exemption or exception to the appropriate CEA within two weeks after the shipment.

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a.	A minimum of 15 working days prior to export, the subcontractor or its subcontractors who are exporting on behalf of NASA must obtain approval from the CEA’s office by following an Advance Notification of Shipment (ANS) process.

b.	Before effecting an export on behalf of NASA, the subcontractor and its subcontractors shall determine the classification recommendation of the item(s) or document(s) and whether it needs a license. The subcontractor or its subcontractors shall provide a more technical rationale supporting the classification, if requested by NASA.

c.	Formal letter, fax or email is sufficient, addressed to the CEA’s office, and must include the details listed below.

(1)	NASA license number (include date of expiration) or license exception or other exception.

(2)	Quantity and description as it appears on the applicable license.

(3)	Date of planned export (and expected date of return if not a permanent export).

(4)	Origin of export (Company and city).

(5)	Destination of export (Country, city and company).

(6)	Point of contact (for technical questions – must be a representative of the originating exporter).

(7)	Export Classification Control Number (ECCN) or category under Export Administration Regulations or United States Munitions List regulations.

(8)	Rationale for classification.

(9)	Requirement to export (i.e., MOU, contract number, meeting minutes). You may be asked to provide copy of the requirement.

(10)	Additional information as necessary to clarify the export.

d.	A copy of the completed Pro Forma Invoice (JSC Form 1735) attached to an email is sufficient to meet this requirement as long as all required information above is also included.

e.	After all the information is submitted, the CEA’s office will respond to the subcontractor or its subcontractor within ten (10) working days. Once approved, NASA will provide the destination control statement to use on all export documentation.

2.	Included in the applicable export exceptions, the subcontractor or its subcontractors are authorized to export hardware, software or data to ISS International Partner (IP) governmental offices that meet the conditions of license exception GOV (15 CFR 740.11 (b)(2)(iii)(A)).

3.	For Verification of End Use, subcontractor or its subcontractors exporting on behalf of NASA using a license or license exception or exemption shall provide a copy of all shipping documentation within two business weeks of the shipment date to the CEA’s office.

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4.	For temporary exports, subcontractor or its subcontractors shipping on behalf of NASA shall notify the CEA in writing within five 5. business days of the date that the item was actually returned.

5.	The subcontractor or its subcontractors shall keep those records required by Department of Commerce and Department of State regulations for all exports and make them available upon request to NASA and its representatives.

6.	These requirements do not apply to subcontractor or its subcontractors’ commercial contract related exports or exports pursuant to Technical Assistance Agreements or other license authorizations received by the subcontractor or its subcontractors and for which the subcontractor or its subcontractors will be the exporter of record.

7.	The subcontractor and its subcontractors shall perform self annual audits of their export control processes and provide written audit results to the CEA in accordance with DRD C-II-02.

8.	The subcontractor and its subcontractors shall report to the NASA JSC EST, in writing, any potential export issues (including those related to support of sustaining engineering and operations of ISS) that cannot be resolved by the subcontractor or its subcontractors, respectively. Such report and/or notification of issues and technical tasks should be reported to the NASA JSC EST at least three (3) months in advance of requested action.

9.	Upon discovery of unforeseen adverse export issues, the subcontractor shall immediately notify NASA JSC EST by telephone or e-mail of said issue and shall report to the NASA JSC EST, in writing, as the facts become known.

10.	When directed in writing by the Contracting Officer or designated representative, the subcontractor shall export on behalf of NASA, NASA specifically identified technical data, computer software, hardware, or defense services to a named foreign entity or person, in the manner and under the conditions for in the direction.

(End of Clause)

H.27 SUBCONTRACTING	WITH RUSSIAN ENTITIES FOR GOODS OR SERVICES

(a)	The subcontractor shall not subcontract with

(1)	the Russian Aviation and Space Agency (Rosaviakosmos),

(2)	any organization or entity under the jurisdiction or control of Rosaviakosmos, or

(3)	any other organization, entity, or element of the Government of the Russian Federation.

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(b) “Organization or entity under the jurisdiction or control of Rosaviakosmos” means an organization or entity that

(1)	was made part of the Russian Space Agency upon its establishment on February 25, 1992;

(2)	was transferred to the Russian Space Agency by decree of the Russian Government on July 25, 1994, or May 12, 1998;

(3)	was or is transferred to the Russian Aviation and Space Agency or Russian Space Agency by decree of the Russian Government at any other time before, on, or after March 14, 2000; or

(4)	is a joint stock company in which the Russian Aviation and Space Agency or Russian Space Agency has at any time held controlling interest.

(c) The subcontractor shall obtain Buyer’s permission to subcontract with any Russian entity or with any other entity performing any part of the subcontract in the Russian Federation. The subcontractor shall support such a request with facts (and, if requested, supporting documentation) sufficient to establish to Buyer’s satisfaction that the entity with which the subcontractor seeks permission to subcontract is not an entity described in paragraphs (a) and (b).

(d) Buyer may direct the subcontractor to provide the information required under paragraph (c) for any other prospective or existing subcontract at any tier. Buyer may direct the subcontractor to terminate for the convenience of the government any subcontract at any tier with an entity described in paragraphs (a) and (b), subject to an equitable adjustment.

(e) The subcontractor shall include the substance of this clause in all its subcontracts, and shall require such inclusion in all other subcontracts of any tier.

(End of Clause)

H.28 FLEXIBILITY	IN OPERATIONS

This clause, Flexibility In Operations, sets forth the procedures for making equitable adjustments in the subcontract in the event of certain specified changes in requirements. This clause is established to define the conditions under which an equitable adjustment may be allowable. This clause sets out the exclusive basis for determining equitable adjustments arising from or associated with launch date or manifest changes involving the SPACEHAB carrier hardware. Nothing herein shall be construed as creating a contractual relationship between the Government and SPACEHAB.

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An equitable adjustment (either an increase or decrease) will be made in the price provided for in this subcontract, under the following conditions related to SPACEHAB carriers:

a.	The addition or deletion of an Integrated Cargo Carrier (ICC) or Logistics Single Module (LSM) carrier; or

b.	A change is instituted within the specified schedule range as defined in Table 1 SPACEHAB Carrier Decision Point; or

c.	For I&O services, if the cumulative launch date changes (based on a per mission basis) for 12A.1 or 13A.1 sixty-one (61) calendar days or more from the current working launch dates established as of 8 December 2004 or from the working launch dates established at the time the flight enters the L-14 month template, whichever is later. Changes thereafter will be in accordance with the contract baseline, or as directed by the NASA ISS Program Manager and communicated to the subcontractor by Buyer. For consecutive missions, the launch delay(s) change allows SPACEHAB at least 45 working days to process the hardware in the SPACEHAB Integration facility between missions or an adjustment may be required.

d.	For Flight Asset services, if the 13A.1 launch date slips greater than zero (0) calendar days from the current working launch dates established as of 8 December 2004. Changes thereafter will be in accordance with the subcontract baseline, or as directed by the NASA ISS Program Manager and communicated to the subcontractor by Buyer. No Flight Asset services will be paid for launch date slips of ULF1.1 or 12A.1 unless the assembly sequence changes such that the last flight of a ICC or LSM asset required past the current 13A.1 flight.

In the case of any equitable adjustment under paragraph c above, there shall be no adjustments for the first sixty (60) calendar days.

In the case of any equitable adjustment, the subcontractor shall provide credit for all work previously done that can be applied to the change that has initiated the equitable adjustment, (e.g., the reuse of analytical work done when a manifested item moves from one flight to another, sub-system training plans, past experience (learning curve))

A.	SPACEHAB CARRIERS – DECISION POINTS

There are schedule times when decisions can be made resulting in changes to the flight schedules and the detailed manifest. If changes are made within the schedule range specified below, the subcontractor shall accommodate the

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changes with no entitlement to an equitable adjustment. These schedule times are identified as decision points. These SPACEHAB Carriers decision points are shown in the following table:

TABLE 1 - SPACEHAB CARRIER DECISION POINTS

Change Category	Schedule Range Critical Decision Point up to which the subcontractor shall accommodate changes
Flight Schedule - Launch Date	L-15 months or earlier

Cargo manifest changes with no new Flight Support Equipment development required:

- ICC manifest changes impacting integration products

- LSM manifest changes impacting integration products

- LSM manifest changes w/o impacts to integration products or KSC processing requirements Cargo manifest changes with new Flight Support Equipment development required:

- ICC

- LSM

L-12 months L-12 months Anytime L-12 months or earlier L-12 months or earlier

B.	SPACEHAB CARRIERS – I&O EQUITABLE ADJUSTMENT

If a launch date change occurs within the L-14 range, Table 2 – “Launch Delay Decision Points” defines the monthly delay Not-to-Exceed price for Integration and Operations (I&O) for each carrier. For the purpose of establishing an equitable adjustment to the prices of the subcontract as a result of a launch delay, the SPACEHAB Subcontract price will be revised in accordance with the NTE prices in Table 2. Should a carrier launch be delayed more than one time within the L-14 range, the monthly delay Not-to-Exceed price is not intended to be additive for each of the decision point ranges.

TABLE 2 – LAUNCH DELAY DECISION POINTS

LSM I&O Launch Delay Decision Point	Monthly EA NTE Price ($)
Prior to L-14	—
L-14 thru L-13	198,873

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L-12 thru L-10	266,117
L-9 thru L-7	314,610
L-6 thru L-4	418,415
L-3 thru Launch	728,707

ICC I&O Launch Delay Decision Point	Monthly EA NTE Price ($)
Prior to L-14	—
L-14 thru L-13	88,913
L-12 thru L-9	132,552
L-8 thru L-5	148,313
L-4 thru Launch	217,122

SHOSS I&O Launch Delay Decision Point	Monthly EA NTE Price ($)
Prior to L-14	—
L-14 thru L-13	10,023
L-12 thru L-9	14,960
L-8 thru L-5	18,614
L-4 thru Launch	22,338

C.	SPACEHAB CARRIERS – FLIGHT ASSET EQUITABLE ADJUSTMENT

For Flight Asset services, if the 13A.1 launch date slips greater than zero (0) calendar days from the baseline launch date, Table 3 – “Flight Asset Services Price” defines the not-to-exceed Flight Asset Services price for each carrier. For the purpose of establishing an equitable adjustment to the prices of the subcontract as a result of a launch delay, the SPACEHAB Subcontract price will be revised in accordance with the NTE prices in Table 3.

TABLE 3 – FLIGHT ASSET SERVICES PRICE

Carrier	NTE Monthly Flight Asset Services Price
LSM	$893,000/mo
ICC	$300,000/mo

D.	SPACEHAB CARRIERS – ADMINISTRATION OF CLAUSE

The subcontractor is responsible for: keeping current, complete, and accurate records that track the performance of work in each area which is subject to variations in decision points; making such records available to the Government as may be requested from time to time; and submitting an adjustment proposal if the conditions above are met, or if requested by Buyer.

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When initiated by the subcontractor, the subcontractor’s proposal for an equitable adjustment shall be submitted within 50 calendar days of the assessment that conditions above have been met. If requested by Buyer, the proposal for an equitable adjustment shall be submitted within 20 calendar days of the request.

The adjustment provisions of this clause shall not be construed as a limitation of Buyer’s rights under the Termination clause of this subcontract. In addition, this clause is fully subject to the Limitation of Funds clause of this subcontract and shall not be construed as authorization to perform work beyond what can be accomplished in accordance with the Limitation of Funds.

(End of Clause)

[END OF SECTION]

Purchase Order No. GF80726B11
SECTION I	COMMERCIAL CARRIER SERVICES	I-1

SECTION I

CONTRACT CLAUSES

I.1	CLAUSES INCORPORATED BY REFERENCE

This subcontract incorporates the following Lockheed Martin standard terms and conditions by reference, with the same force and effect as if they were given in full text.

CORPDOC 2 (10/03)

CORPDOC 2B (10/03)

SUPPLEMENT – C (11/02)

(End of Clause)

I.2	MODIFICATION OF INCORPORATED TERMS AND CONDITIONS

Refer to CORPDOC 2 and make the following changes:

Paragraph 5 – add the following: “ISS, CMC and Seller interfaces are defined in the Data Interface and Requirements Transfer Document (DIRT).”

Paragraph 7 (a) – change the cure period to thirty (30) days.

Paragraph 7 (b) – change the word “portion” in the last line of the second sentence to “deliverables.”

Paragraph 18 (a) – add the following: “The parties agree to negotiate in good faith to establish a supplemental agreement to define the scope of inspections.”

Paragraph 20 (b) – delete in its entirety.

Paragraph 32 (a) (i) – add the following: “provided that the part(s) terminated were terminated by the Government in Buyer’s prime contract.”

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SECTION I	COMMERCIAL CARRIER SERVICES	I-2

Refer to Section II Paragraph F of CORPDOC 2 and add the following FAR Flowdown clauses:

52.227-16	Additional Data Requirements (JUN 1987)
52.245-19	Government Property Furnished “As Is” (APR 1984)
52.227-23	Rights to Proposal Data (Technical) (JUN 1987)

Refer to CORPDOC 2B and make the following changes:

F 1 (a) – change FAR 52.227-14 to 52.227-14 Alt II

F 1 (b) – add FAR 52.227-11 as this subparagraph

G 1 – delete 1852.242-73

G 4 – delete the following NFS Clauses:

1852.227-70

1852.227-71

1852.231-71

1852.237-71

1852.242-71

Refer to Paragraph G of CORPDOC 2B and add the following NASA FAR Supplement Flowdown clauses:

1852.204-76 Security Requirements for Unclassified Information Technology Resources (July 2002)

1852.242-78 Emergency Medical Services and Evacuation (April 2001)

Refer to SUPPLEMENT – C and make the following changes:

Paragraph 6 – add the following: “...except as required by law.”

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Paragraph 8 – delete in its entirety.

Paragraph 10 (a) – change the terms of payment time period to net forty-five (45) days for invoices for January, May, August, November and December for any year (these invoices are to be submitted on or about the last day of the month). The terms of payment time period for all other invoices during any year shall be net thirty (30) days.

(End of Clause)

[END OF SECTION]